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                                                                    Exhibit 10.1

                                CREDIT AGREEMENT

                                  by and among

                           MODERN TECHNOLOGIES CORP.

                                       and

                               NATIONAL CITY BANK

                               THE PROVIDENT BANK

                                       and

                          NATIONAL CITY BANK, as Agent

                                December 28, 2001


                              $5,000,000 Term Loan

                        $15,000,000 Revolving Commitment

                        Expiration Date: January 2, 2004
                       with provision for annual extension

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                                Table of Contents
                                -----------------

1.  CROSS-REFERENCE............................................................1
2A. TERM LOAN..................................................................1
       2A.01 TERM NOTE.........................................................1
       2A.02 PAYMENT TERMS.....................................................1
       2A.03 MANDATORY PREPAYMENTS.............................................2
       2A.04 OPTIONAL PREPAYMENTS..............................................2
2B. REVOLVING COMMITMENT.......................................................3
       2B.01 AMOUNT............................................................3
       2B.02 TERM..............................................................3
       2B.03 MANDATORY PREPAYMENTS.............................................3
       2B.04 OPTIONAL REDUCTIONS...............................................3
       2B.05 COMMITMENT FEE....................................................4
       2B.05 EXTENSION OF REVOLVING COMMITMENT.................................4
2C. REVOLVING LOANS............................................................4
       2C.01 REVOLVING NOTE....................................................4
       2C.02 CREDIT REQUESTS...................................................5
       2C.03 CONDITION: NO DEFAULT.............................................5
       2C.04 CONDITION:PURPOSE.................................................5
       2C.05 LOAN MIX..........................................................6
       2C.06 AMOUNTS...........................................................6
       2C.07 BORROWING BASE....................................................6
       2C.08 BORROWING BASE MAINTENANCE........................................6
       2C.09 LIBOR CONTRACT PERIODS............................................6
       2C.10 MATURITIES........................................................7
       2C.11 ROLLOVER..........................................................7
       2C.12 INTEREST: PRIME LOANS.............................................7
       2C.13 INTEREST: LIBOR LOANS.............................................8
       2C.14 PREPAYMENTS.......................................................8
       2C.15 DISBURSEMENT......................................................9
       2C.16 LIBOR LOANS: UNAVAILABILITY.......................................9
       2C.17 LIBOR LOANS: ILLEGALITY..........................................10
3A. INFORMATION...............................................................10
       3A.01 FINANCIAL STATEMENTS.............................................10
       3A.02 NOTICE...........................................................11
3B. GENERAL FINANCIAL STANDARDS...............................................12
       3B.01 TANGIBLE NET WORTH...............................................12
       3B.02 ADJUSTED FIXED CHARGE COVERAGE...................................12
       3B.03 FUNDED INDEBTEDNESS TO EBITDA RATIO..............................13
3C. AFFIRMATIVE COVENANTS.....................................................13
       3C.01 TAXES............................................................13
       3C.02 FINANCIAL RECORDS................................................13
       3C.03 VISITATION ......................................................13
       3C.04 INSURANCE........................................................14

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       3C.05 CORPORATE EXISTENCE..............................................14
       3C.06 COMPLIANCE WITH LAW..............................................14
       3C.07 PROPERTIES.......................................................15
       3C.08 QUALIFICATION TO DO BUSINESS.....................................15
3D. NEGATIVE COVENANTS........................................................15
       3D.01 EQUITY TRANSACTIONS..............................................15
       3D.02 CREDIT EXTENSIONS................................................16
       3D.03 BORROWINGS.......................................................16
       3D.04 LIENS, LEASES....................................................16
       3D.05 FIXED ASSETS.....................................................18
       3D.06 DIVIDENDS........................................................18
       3D.07 SUBORDINATED NOTES...............................................18
       3D.08 CHANGE IN NATURE OF BUSINESS.....................................18
       3D.09 ACCOUNTING CHANGES ..............................................18
       3D.10 AMENDMENT; DEFAULT OF MATERIAL CONTACTS......................... 18
       3D.11 USE OF PROCEEDS..................................................18
       3D.12 ADVERSE OBLIGATIONS; LABOR DISPUTES..............................18
4A. CLOSING...................................................................19
       4A.01 REVOLVING NOTES..................................................19
       4A.02 RESOLUTIONS/INCUMBENCY...........................................19
       4A.03 LEGAL OPINION....................................................19
       4A.04 FINANCIAL STATEMENTS.............................................19
       4A.05 SECURITY AGREEMENTS..............................................19
       4A.06 DOCUMENTATION FEE................................................19
       4A.07 LIEN WAIVERS.....................................................20
       4A.08 OTHER DOCUMENTS..................................................20
4B. REPRESENTATIONS/WARRANTIES................................................20
       4B.01 EXISTENCE........................................................20
       4B.02 GOVERNMENTAL RESTRICTIONS........................................20
       48.03 CORPORATE AUTHORTTY..............................................21
       4B.04 LITIGATION.......................................................21
       4B.05 TAXES............................................................21
       4B.06 TITLE............................................................21
       4B.07 LAWFUL OPERATIONS................................................21
       4B.08 INSURANCE........................................................22
       4B.09 FINANCIAL STATEMENTS.............................................22
       4B.10 INDEBTEDNESS.....................................................22
       4B.11 DEFAULTS.........................................................22
       4B.12 FULL DISCLOSURE..................................................22
5A. EVENTS OF DEFAULT.........................................................22
       5A.01 PAYMENTS.........................................................22
       5A.02 WARRANTIES.......................................................22
       5A.03 COVENANTS WITHOUT GRACE..........................................23
       5A.04 COVENANTS WITH GRACE.............................................23
       5A.05 CROSS-DEFAULT....................................................23

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       5A.06 OWNERSHIP........................................................23
       5A.07 BORROWER'S SOLVENCY..............................................23
       5A.08 SUBSIDIARIES'SOLVENCY............................................23
       5A.09 MATERIAL ADVERSE CHANGE..........................................23
       5A.10 INSECURITY.......................................................24
5B. EFFECTS OF DEFAULT........................................................24
       5B.01 OPTIONAL DEFAULTS................................................24
       5B.02 AUTOMATIC DEFAULTS...............................................24
       5B.03 OFFSETS..........................................................24
       5B.04 EQUALIZATION ....................................................24
6A. INDEMNITY: STAMP TAXES....................................................25
6B. INDEMNITY: GOVERNMENTAL COSTS/LIBOR-RATE LOANS............................25
6C. INDEMNITY: FUNDING COSTS..................................................25
6D. CREDIT REQUESTS...........................................................25
6E. INDEMNITY: UNFRIENDLY TAKEOVERS...........................................26
6F. INDEMNITY: CAPITAL REQUIREMENTS...........................................26
6G. INDEMNITY: COLLECTION COSTS...............................................26
6H. CERTIFICATE FOR INDEMNIFICATION...........................................26
7A. BANK'S PURPOSE............................................................26
7B. AGENT.....................................................................27
       7B.01 NATURE OF APPOINTMENT............................................27
       7B.02 NATIONAL CITY AS A BANK; OTHER TRANSACTIONS......................27
       7B.03 INSTRUCTION FROM BANKS...........................................27
       7B.04 BANKS' DILIGENCE.................................................27
       7B.05 NO IMPLIED REPRESENTATIONS.......................................27
       7B.06 SUB-AGENTS.......................................................28
       7B.07 AGENT'S DILIGENCE................................................28
       7B.08 NOTICE OF DEFAULT................................................28
       7B.09 AGENT'S LIABILITY................................................28
       7B.10 COMPENSATION.....................................................28
       7B.11 DISBURSEMENTS....................................................28
       7B.12 AGENT'S INDEMNITY................................................29
       7B.13 RESIGNATION......................................................29
7C. PARTICIPATION OF REVOLVING LOANS..........................................29
8.  INTERPRETATION............................................................29
       8.01  WAIVERS..........................................................29
       8.02  CUMULATIVE PROVISIONS............................................29
       8.03  BINDING EFFECT...................................................30
       8.04  SURVIVAL OF PROVISIONS...........................................30
       8.05  IMMEDIATE U.S. FUNDS.............................................30
       8.06  CAPTIONS.........................................................30
       8.07  SUBSECTIONS......................................................30
       8.08  ILLEGALITY.......................................................30
       8.09  OHIO LAW.........................................................30

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       8.10  INTEREST/FEE COMPUTATIONS........................................30
       8.11  NOTICE...........................................................30
       8.12  ACCOUNTING TERMS.................................................31
       8.13  ENTIRE AGREEMENT.................................................31
       8.14  WAVER OF JURY TRIAL..............................................31
       8.15  LATE CHARGE; APPLICATION OF PAYMENTS.............................31
       8.16  EXPENSES.........................................................31
       8.17  JURISDICTION AND VENUE...........................................31
       8.18  AMBIGUITIES......................................................32
       8.19  OTHER WAIVERS AND ACKNOWLEDGMENT.................................32
9.  DEFINITIONS...............................................................32
       Account Officer........................................................32
       ---------------
       Accumulated Funding Deficiency.........................................32
       ------------------------------
       Advantage..............................................................33
       ---------
       Affiliate..............................................................33
       ---------
       Agreement..............................................................33
       ---------
       Bank...................................................................33
       ----
       Banking Day............................................................33
       -----------
       Borrower...............................................................33
       --------
       Borrowing Base.........................................................33
       --------------
       Borrowing Base Report..................................................33
       ---------------------
       CERCLA.................................................................33
       ------
       Company and Companies..................................................33
       ---------------------
       Compensation...........................................................33
       ------------
       Credit Request.........................................................33
       --------------
       Current Assets.........................................................33
       --------------
       Current Liabilities....................................................33
       -------------------
       Debt...................................................................34
       ----
       Default Under ERISA....................................................34
       -------------------
       Default Under This Agreement...........................................34
       ----------------------------
       Distribution...........................................................34
       ------------
       Eligible Inventory ....................................................34
       ------------------
       Eligible Receivable....................................................35
       -------------------
       Eligible Unbilled Receivable...........................................36
       ----------------------------
       Environmental Law......................................................36
       -----------------
       ERISA..................................................................36
       -----
       Event of Default.......................................................36
       ----------------
       Expiration Date........................................................36
       ---------------
       Funded Indebtedness....................................................36
       -------------------
       GAAP...................................................................37
       ----
       Guarantor..............................................................37
       ---------
       Insider................................................................37
       -------
       Insolvency Action......................................................37
       -----------------
       Inventory..............................................................37
       ---------
       LIBOR Contract Period..................................................37
       ---------------------

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       LIBOR Loan.............................................................38
       ----------
       LIBOR Pre-Margin Rate..................................................38
       ---------------------
       Maturity...............................................................38
       --------
       Most Recent 4A.04 Financial Statements.................................38
       --------------------------------------
       National City..........................................................38
       -------------
       Net Income.............................................................38
       ----------
       Pension Plan...........................................................38
       ------------
       ABR Loan...............................................................38
       --------
       Prime Rate.............................................................38
       ----------
       Ratable and Ratably....................................................39
       -------------------
       Receivable.............................................................39
       ----------
       Related Writing........................................................39
       ---------------
       Reportable Event.......................................................39
       ----------------
       Revolving Commitment...................................................39
       --------------------
       Revolving Loan.........................................................39
       --------------
       Revolving Note.........................................................39
       --------------
       Series.................................................................39
       ------
       Subject Indebtedness...................................................39
       --------------------
       Subject Loan...........................................................39
       ------------
       Subject Note...........................................................39
       ------------
       Subordinated...........................................................40
       ------------
       Subsidiary.............................................................40
       ----------
       Supplemental Schedule..................................................40
       ---------------------
       Tangible Net Worth.....................................................40
       ------------------
       Term  Loan.............................................................40
       ----------
       Term Note..............................................................40
       ---------
       Total Liabilities......................................................40
       -----------------

plurals ......................................................................40
10. EXECUTION.................................................................41
EXHIBIT A: Supplemental Schedule (4B)
EXHIBIT B: Form of Term Note (2A.01)
EXHIBIT C: Revolving Note (2C.01; 4A.01)
EXHIBIT D: Extension Agreement (2B.06)
EXHIBIT E: Credit Request (2C.02)
EXHIBIT F: List of Subsidiaries (4B.01)

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                                CREDIT AGREEMENT
                                ----------------

This Credit Agreement (this "Agreement") is made as of December 28, 2001 by and among MODERN TECHNOLOGIES CORP. ("Borrower") and the Banks named in subsection 2A and 2B.01 below (the "Banks") and NATIONAL CITY BANK as agent (in that capacity, "Agent") of the Banks for the purposes of this Agreement and the Related Writings:

1. CROSS-REFERENCE -- Certain capitalized terms and phrases used but not otherwise defined in the body hereof are defined in section 9 below.

2A. TERM LOAN -- Concurrently with the execution and delivery of this Agreement Banks shall lend Borrower an aggregate amount of five million and 00/100ths Dollars ($5,000,000) as follows:

$2,500,000        50%       National City Bank
$2,500,000        50%       The Provident Bank
----------       ---
$5,000,000       100%       Total

Each Bank shall disburse the proceeds to the credit of Borrower's general checking account with National City in the absence of written instructions from Borrower to the contrary.

     2A.01 TERM NOTE -- Concurrently with the execution and delivery of this Agreement Borrower shall evidence the Term Loans by executing and delivering to Banks Borrower's Term Notes being in the form and substance of Exhibit B to this Agreement.
        ---------

     2A.02 PAYMENT TERMS -- Subject otherwise to the terms and provisions of the Term Notes, principal and interest on the Term Loans shall be payable in the aggregate as follows:

          (a) Principal. The principal balance of the Term Loans shall be
              ---------
          payable in sixteen (16) consecutive quarter-annual installments, commencing January 2, 2002, and continuing on the first day of each quarter thereafter, with the final principal installment due on October l, 2005. The installments shall be in the following amounts:

          Payments        Amount
          --------       --------
          1-4            $250,000
          5-8            $275,000
          9-12           $325,000
          13-16          $400,000

          (b) Interest. The Term Loans shall bear interest (subject to the
              --------
          provisions of subsection 8.10) on the unpaid principal balance until the date paid at one of the following rates as elected by Borrower upon the funding of the Term Notes: (i) at a fixed rate (each a LIBOR
          Rate) equal to the One (1) LIBOR Pre-Margin Rate in effect at the start of the LIBOR Contract Period plus the margin as specified on the table below, or (ii) at a fluctuating rate (the Prime Rate) equal to the Prime Rate from time to time in effect plus the margin as specified in the table below: Banks may increase the current rate by 1.5% upon any failure by Borrower to satisfy any terms or conditions of this Agreement.

          Level     Total Funded Debt/EBITDA            LIBOR Plus   Prime Plus
          -----     ------------------------            ----------   ----------

          I               3.50x and (less than) 4.00x      3.00%        .75%
          II              3.00x and (less than) 3.50x      2.75%        .50%
          III             2.50x and (less than) 3.00x      2.50%        .50%
          IV              2.00x and (less than) 2.50x      2.25%        .25%
          V   (less than) 2.00x                            2.00%          0

          The rate shall be set at Level II until fifteen (15) days after receipt of the next quarter annual financial statements after closing, at which time the margin shall be set for the next three (3) months until receipt of the next quarter-annual financial statements. Interest on the Term Loans shall be payable monthly on the 1st day of
          each month, commencing                 1, 2002 and at maturity. Any
                                 ---------------
          increase or decrease in the interest rate resulting from a change in the Prime Rate shall become effective on the date of such change.

     All payments shall be applied Ratably to the Term Loans owed to the Banks in accordance with the percentages set forth in subsection 2A above.

     2A.03 MANDATORY PREPAYMENTS -- So long as the principal of and interest on the Term Notes shall not have been paid in full Borrower shall, whenever any of the following events occur after the date of this Agreement, pay Banks, for Ratable application to the Term Loans, a principal amount equal to:

          (a) 100% of the proceeds of:

               (1) all additional Debt incurred by Borrower;

               (2) all addition equity issuances from Borrower; and

               (3) all sales of assets by Borrower outside the ordinary course of its business.

          (b) 50% of the proceeds of:

               (1) any reductions of note receivables from Affiliates of Borrower (which shall not include Eligible Receivables).

     Such payments shall be applied first to the unpaid interest accrued to date of prepayment and then to the principal installments of the Term Notes in the inverse order of their respective maturities.

     2A.04 OPTIONAL PREPAYMENTS -- Borrower shall have the right at all times to prepay the Term Loans in whole or in part, subject to the following:

          (a) Borrower shall give Bank an appropriate notice not later than 12:00 noon on the Banking Day next preceding any such payment, which notice, if not originally given in writing, shall be promptly confirmed in writing.

          (b) Each prepayment of a Term Loan shall aggregate one hundred thousand dollars ($100,000) or any greater amount that is a multiple of one hundred thousand dollars ($100,000) or an amount equal to the aggregate unpaid principal balance of such Term Loan and shall be applied to the principal installments in the inverse order of their respective maturities.

          (c) Each prepayment of a Term Loan when the Prime Rate is in effect may be made without penalty or premium. Any prepayment of a Term Loan (regardless of the reason for the prepayment) when the LIBOR Rate is in effect, if made on a day other than the last day of an applicable LIBOR Contract Period or the Maturity date hereunder, shall be subject to the payment of any indemnity required by section 6C.

          (d) Concurrently with each prepayment Borrower shall prepay the unpaid interest accrued on the principal being prepaid.

2B. REVOLVING COMMITMENT -- The basic terms of the Revolving Commitments and the compensation therefor are as follows:

     2B.01 AMOUNT -- The aggregate amount of the Revolving Commitments shall be fifteen million and 00/100ths Dollars ($15,000,000), but said amount may bye reduced from time to time pursuant to subsection 2B.03 and the Revolving Commitments may be terminated pursuant to section 5B. The amount of each Bank's maximum Revolving Commitment (subject to such reduction or termination), and the proportion (expressed as a percentage) that it bears to all of the Revolving Commitments, is set forth opposite the Bank's name below, to-wit:

     $ 7,500,000        50%       National City Bank
     $ 7 500 000        50%       The Provident Bank
     -----------       ---
     $15,000,000       100%       Total

     2B.02 TERM -- Each Revolving Commitment shall become effective as of the date of this Agreement and shall remain in effect on a revolving basis until January 2, 2004 (the "Expiration Date") EXCEPT that a later Expiration Date may be established from time to time pursuant to subsection 2B.06 and EXCEPT FURTHER that the Revolving Commitments shall end in any event upon any earlier reduction thereof to zero pursuant to subsection 2B.04 or any earlier termination pursuant to section 5B.

     2B.03 MANDATORY PREPAYMENTS -- Upon the occurrence of any of the events specified in subsection 2A.03, any prepayments made in accordance with that section which exceed the total amount owed on the Term Loans shall be applied to the Revolving Commitments.

     2B.04 OPTIONAL REDUCTIONS -- Borrower shall have the right, at all times and without the payment of a premium, to permanently reduce the Revolving Commitments in whole or in part by giving Agent notice (to be given not later than 12:00 noon of the Banking Day next preceding the effective date of the reduction and either to be given in writing or to be promptly confirmed in writing) of the aggregate amount by which the Revolving Commitments are to be reduced and the effective date thereof subject, however, to the following:

          (a) No such reduction shall reduce any Bank's Revolving Commitment to a lesser amount than the sum of

               (1) the aggregate unpaid principal balance of that Bank's LIBOR Loans outstanding at that time plus

               (2) the aggregate unpaid principal balance of any of that Bank's LIBOR Loans to be obtained pursuant to any unfulfilled Credit Request under subsection 2C.02.

          (b) Each such reduction of the Revolving Commitments shall aggregate five hundred thousand dollars ($500,000) or any multiple thereof.

          (c) Concurrently with each reduction, Borrower shall make a principal payment on each Bank's Revolving Loans then outstanding in a principal amount equal to the excess, if any, of the amount of the aggregate unpaid principal balance of that Bank's Revolving Loans over that Bank's Revolving Commitment as so reduced. Subsection 2C.14 and section 6C shall apply to each such prepayment.

     2B.05 COMMITMENT FEE -- Each Bank shall, so long as its Revolving Commitment remains in effect, earn a commitment fee

          (a) based on the average daily difference between the amount of that Bank's Revolving Commitment from time to time in effect and the aggregate unpaid principal balance of that Bank's Revolving Loans then outstanding,

          (b) computed at the rate of one-quarter of one percent (1/4%) per annum and

          (c) payable in arrears by Borrower to Agent for the account of the Banks on January 2, 2002 and quarter-annually thereafter on the first day of each quarter and at the end of the Revolving Commitments.

     2B.06 EXTENSION OF REVOLVING COMMITMENT -- Whenever Borrower furnishes its audited financial statements to Banks pursuant to clause (b) of subsection 3A.01, commencing with the year ending December 31, 2001, Borrower may request that the Revolving Commitments be extended one year to the January 2 next following the Expiration Date then in effect. Each such request shall be executed and delivered to each Bank in triplicate and shall be in the form of Exhibit D with all blanks appropriately filled. Banks agree to
                 ---------
     give consideration to each such request; but in no event shall any Bank be committed to extend its Revolving Commitment, nor shall any Bank's Revolving Commitment be so extended, unless and until every Bank has executed and delivered the form of assent in Exhibit D.
                                                  ---------

2C. REVOLVING LOANS -- Each Bank (for itself only and not for the others) agrees that so long as its Revolving Commitment remains in effect it will, subject to the conditions of this Agreement, grant Borrower such Revolving Loans as Borrower may from time to time request.

     2C.01 REVOLVING NOTE -- Each Bank's Revolving Loans shall be evidenced at all times by a Revolving Note executed and delivered by Borrower, payable to the order of that Bank in a principal amount equal to the dollar amount of that Bank's Revolving Commitment as in effect at the execution and delivery of the Revolving Note and being in the form and substance of Exhibit C with the blanks appropriately filled.
                  ---------

          (a) Whenever Borrower shall obtain a Series of Revolving Loans, each Bank shall endorse an appropriate entry on the Revolving Note or make an appropriate entry in a loan account in that Bank's books and records, or both. Each entry shall be prima facie evidence of the data entered; but such entries shall not be a condition to Borrower's obligation to pay.

          (b) No holder of any Revolving Note shall transfer a Revolving Note, or seek a judgment or file a proof of claim based on a Revolving Note, without in each case first endorsing the Revolving Note to reflect the true amount owing thereon.

     2C.02 CREDIT REQUESTS -- Whenever Borrower desires to obtain a Series of Revolving Loans, Borrower shall give Agent an appropriate notice (a "Credit Request") which shall be irrevocable and shall be in the form of Exhibit E (or in other form and detail reasonably satisfactory to Agent)
     ---------
     with the blanks appropriately filled. Agent shall give each Bank immediate notice of each Credit Request. Borrower may make its request by telephone PROVIDED it promptly confirms the request by a written request as aforesaid, Borrower hereby agreeing to assume the risk of a misunderstanding in the case of any telephone request. Except in the case of Revolving Loans obtained at the execution and delivery of this Agreement, the Credit Request is to be given not later than 12:00 noon of the Banking Day on which the loan proceeds are to be disbursed EXCEPT in the case of LIBOR Loans, in which latter case the Credit Request shall be given not later than 12:00 noon of the third (3rd) Banking Day prior to the day the proceeds are to be disbursed.

     2C.03 CONDITION: NO DEFAULT -- Borrower shall not be entitled to obtain any Revolving Loan if

          (a) any Default Under This Agreement shall then exist or would thereupon begin to exist or

          (b) any representation or warranty made in subsections 4B.01 through 4B.08 (both inclusive) or 4B.10 through 4B.12 (both inclusive) shall have ceased to be true and complete in any material respect except for such changes, if any, as shall have been fully disclosed in the applicable Credit Request and as may be waived by Banks in the reasonable exercise of their discretion, or

          (c) there shall have occurred any material adverse change in Borrower's financial condition, properties or business since the date of Borrower's Most Recent 4A.04 Financial Statements.

     Each Credit Request, both when made and when honored, shall of itself constitute a continuing representation and warranty by Borrower to Agent for the benefit of the Banks that Borrower is entitled to obtain a Revolving Loan.

     2C.04 CONDITION: PURPOSE -- Borrower shall not use the proceeds of any Revolving Loan in any manner that would violate or be inconsistent with Regulation U or X of the Board of Governors of the Federal Reserve System; nor will it use any such proceeds for the purpose of financing the acquisition of any corporation or other business entity if the acquisition is publicly opposed by the latter's management or if Bank deems that its participation in the financing would involve it in a conflict of interest.

     2C.05 LOAN MIX -- The Revolving Loans at any one time outstanding may consist of Prime Loans or LIBOR Loans or any combination thereof as Borrower may from time to time duly elect; provided, that any given Series of Revolving Loans shall at all times consist only of Prime Loans or only of LIBOR Loans and, in the case of LIBOR Loans, shall have identical LIBOR Contract Periods. Borrower may not have more than five (5) LIBOR Loans at any one time.

     2C.06 AMOUNTS -- Each borrowing shall be a Series of Revolving Loans, one by each Bank, which shall be divided Ratably between the Banks and shall be in such aggregate principal amount as Borrower may request subject, however, to the following:

          (a) The aggregate principal amount,

               in the case of Prime Loans, shall be one hundred thousand dollars ($100,000) or any multiple thereof, and in the case of LIBOR Loans, shall be one million dollars ($1,000,000) or any greater amount that is a multiple of one hundred thousand dollars ($100,000).

          (b) In no event shall the unpaid principal amount of the Revolving Loans owing to any Bank at any time exceed the amount of that Bank's Revolving Commitment then in effect.

          (c) In no event shall the aggregate unpaid principal amount of the Revolving Loans at any time exceed the lesser of the aggregate of the Revolving Commitments or the Borrowing Base.

     2C.07 BORROWING BASE -- The "Borrowing Base" at any given time shall be the aggregate of

          (a) an amount equal to eighty-five percent (85%) of the net book value (after deducting any discount or other incentive for early payment but without deducting any valuation reserve) of the Eligible Receivables, plus

          (b) an amount equal to fifty percent (50%) of the net book value (after deducting any discount or other incentive for early payment but without deducting any valuation reserve) of the Eligible Unbilled Receivables, all as reasonably determined by Agent either on the basis of the then most recent Borrowing Base Report furnished by Borrower to Banks pursuant to subsection 3A.01 or on the basis of the then most recent field audit (if any) made or other information received by Banks.

     2C.08 BORROWING BASE MAINTENANCE -- Whenever Borrower shall furnish to Agent a Borrowing Base report showing that the sum of the aggregate unpaid principal balance of the Revolving Loans then outstanding exceeds the amount of Borrower's Borrowing Base as shown in that report, Borrower shall immediately make a payment to Agent in an amount equal to that excess for application to the principal of the Revolving Loans.

     2C.09 LIBOR CONTRACT PERIODS -- Each Series of LIBOR Loans shall have applicable thereto a LIBOR Contract Period to be duly elected by Borrower in the Credit Request therefor.

     Each LIBOR Contract Period shall begin on the date of borrowing and shall end on such date as Borrower may select subject, however, to the following:

          (a) The LIBOR Contract Period for each LIBOR Loan shall end one (1), two (2), three (3) or six (6) months after the date of borrowing; PROVIDED, that

               (1) if any such LIBOR Contract Period otherwise would end on a day that is not a Banking Day, it shall end instead on the next following Banking Day, and

               (2) if the LIBOR Contract Period commences on a day for which there is no numerical equivalent in the calendar month in which the LIBOR Contract Period is to end, it shall end on the last calendar day of that calendar month unless such day is not a Banking Day in which case it shall end on the next following Banking Day.

          (b) Borrower shall never elect a LIBOR Contract Period the term of which extends beyond the Expiration Date.

     2C.10 MATURITIES -- The stated Maturity of each Prime Loan shall be the Expiration Date. The stated Maturity of each LIBOR Loan shall be the last day of the LIBOR Contract Period applicable thereto. In no event, however, shall the stated Maturity of any Revolving Loan be later than the Expiration Date.

     2C.11 ROLLOVER -- If

          (a) prior to the Expiration Date any Series of LIBOR Loans shall not be paid in full at the stated Maturity thereof and

          (b) Borrower shall have failed to duly give Agent a timely Credit Request in respect thereof,

     Borrower shall be deemed to have duly given Agent a timely Credit Request to obtain (and at that Maturity the Banks shall make) a Series of Prime Loans in an aggregate principal amount equal to the aggregate unpaid principal of the Series of LIBOR Loans then due, the proceeds of which Series of Prime Loans shall be applied to the payment in full of the Series of LIBOR Loans then due; PROVIDED, that no such Series of Prime Loans shall of itself constitute a waiver of any then-existing Default Under This Agreement.

     2C.12 INTEREST: PRIME LOANS -- The principal on the Loans shall bear interest payable in arrears on the first (1st) day of each month,
     commencing        1, 2002, and at Maturity and computed (in accordance with
                ------
     subsection 8.10)

          (a) prior to Maturity, at a fluctuating rate equal to the Prime Rate from time to time in effect plus the margin as specified in the table below:

          Level       Total Funded Debt/EBITDA        Prime Plus
          -----       ------------------------        ----------
          I          3.50x and (less than) 4.00x         .50%
          II         3.00x and (less than) 3.50x         .25%
          III        2.50x and (less than) 3.00x         .25%

          IV         2.00x and (less than) 2.50x           0
          V          (less than) 2.00x                  -.25%

          The rate shall be set at Level II until fifteen (15) days after receipt of the next quarter-annual financial statements after closing, at which time the new rate shall be set for the next three (3) months until receipt of the next quarter-annual financial statements.

          (b) after Maturity (whether occurring by lapse of time or by acceleration), at a fluctuating rate equal to the Prime Rate from time to time in effect plus two percent (2%) per annum,

     with each change in the Prime Rate automatically and immediately changing the rate thereafter applicable to the Prime Loans; PROVIDED, that in no event shall the rate applicable to the Prime Loans at any time after the Maturity thereof be less than the rate applicable thereto immediately after Maturity regardless of future reductions in the Prime Rate. Banks may increase the current rate by 1.5% upon any failure by Borrower to satisfy any terms or conditions of this Agreement.

     2C.13 INTEREST: LIBOR LOANS -- The principal of each LIBOR Loan shall bear interest computed (in accordance with subsection. 8.10) and payable as follows:

          (a) Prior to Maturity each LIBOR Loan shall bear interest at a rate equal to the LIBOR Pre-Margin Rate in effect at the start of the applicable LIBOR Contract Period selected by Borrower plus the margin as specified in the table below:

          Level   Total Funded DebtEBITDA    LIBOR Plus
          -----   -----------------------    ----------
          I          3.50x and (less than) 4.00x         2.75%
          II         3.00x and (less than) 3.50%         2.50%
          III        2.50x and (less than) 3.00x         2.25%
          IV         2.00x and (less than) 2.50x         2.00%
          V          (less than) 2.00x                   1.75%

          (b) After Maturity (whether occurring by lapse of time or by acceleration), each LIBOR Loan shall bear interest computed and payable in the same manner as in the case of Prime Loans (after Maturity).

          (c) Interest on each Libor Loan shall be payable in arrears on the last day of the LIBOR Contract Period applicable thereto and at Maturity and, in the case of any Contract Period having a longer term than three (3) months, shall also be payable every three (3) months after the first (1st) day of the LIBOR Contract Period.

          (d)Banks may increase the current rate by 1.5% upon any failure by Borrower to satisfy any terms or conditions of this Agreement.

     2C.14 PREPAYMENTS -- Borrower may from time to time prepay the principal of the Prime Loans in whole or in part and may from time to time prepay the principal of any given Series of LIBOR Loans in whole or in part, subject to the following:

          (a) Borrower shall give Agent an appropriate notice not later than 12:00 noon on the Banking Day next preceding any such prepayment, which notice, if not originally given in writing, shall be promptly confirmed in writing. Agent shall promptly report the notice to each Bank.

          (b) Each prepayment of a Series of Prime Loans shall aggregate the principal amount of one hundred thousand dollars ($100,000) or any multiple thereof or an amount equal to the then aggregate principal outstanding and shall be allocated thereto Ratably. Each prepayment of a Series of LIBOR Loans shall aggregate one million dollars ($1,000,000) or any greater amount that is a multiple of one hundred thousand dollars ($100,000) or an amount equal to the aggregate unpaid principal balance of that Series of LIBOR Loans and shall be applied Ratably thereto.

          (c) Each prepayment of the Prime Loans may be made without penalty or premium. Any prepayment of any LIBOR Loans (regardless of the reason for the prepayment) shall be subject to the payment of any indemnity required by section 6C.

          (d) Prior to the Expiration Date no prepayment shall of itself reduce any Revolving Commitment.

          (e) Concurrently with each prepayment, Borrower shall prepay the interest accrued on the prepaid principal.

     2C.15 DISBURSEMENT -- Each Bank may disburse the proceeds of each Revolving Loan made by it from any office selected by that Bank and in each case shall disburse the same in immediately available funds to Borrower's general checking account with National City in the absence of written instructions from Borrower to the contrary, which funds shall be so disbursed on the Banking Day specified in the Credit Request for a Revolving Loan; PROVIDED, that this subsection shall not apply to Revolving Loans made pursuant to subsection 2C.11.

     2C.16 LIBOR LOANS: UNAVAILABILITY -- If at any time

          (a) the Banks shall determine that dollar deposits of the relevant amount for the relevant LIBOR Contract Period are not available in the London interbank eurodollar market (in the case of LIBOR rates) for the purpose of funding the LIBOR rates in question, or

          (b) Agent shall reasonably determine that circumstances affecting that market make it impracticable for Agent to ascertain LIBOR rates, or

          (c) the Banks shall give Agent written notice that the costs of those Banks in funding of any Subject Loans at a LIBOR rate are equal to or greater than the interest payable by Borrower in respect thereof, then and in each such case Agent shall, by written notice to Borrower and to all the Banks, suspend Borrower's right thereafter to obtain rates of the kind in question, which suspension shall remain in effect until such time, if any, as Agent may give written notice to Borrower that the condition giving rise to the suspension no longer prevails, which notice Agent agrees to provide within thirty (30) days of the end of the condition giving rise to the suspension.

     2C.17 LIBOR LOANS: ILLEGALITY -- If any Bank shall give Agent written notice that it is, or any governmental authority has asserted that it is, unlawful for that Bank to fund, make or maintain the LIBOR rates in question,

          (a) Agent shall give Borrower and each of the other Banks prompt written notice thereof and

          (b) Borrower shall promptly pay in full the principal of and interest on the LIBOR Loan in question and make the reimbursement, if any, required by section 6C.

3A. INFORMATION -- Borrower agrees that so long as the Revolving Commitments remain in effect and thereafter until the Subject Indebtedness shall have been paid in full, Borrower will perform and observe each of the following:

     3A.01 FINANCIAL STATEMENTS -- Borrower will furnish to each Bank

          (a) within forty-five (45) days after the end of each of the first three quarter-annual periods of each of Borrower's fiscal years, balance sheets of the Companies as at the end of the period and their statements of cash flow, income and surplus reconciliation for the current fiscal year to the end of that period, all prepared (but unaudited) on a consolidated basis, on a comparative basis with the prior year, in accordance with GAAP (EXCEPT as disclosed therein) and in form and detail satisfactory to Banks,

          (b) as soon as available (and in any event within one hundred twenty
          (120) days after the end of each of Borrower's fiscal years), a complete copy of an annual audit report (including, without limitation, all financial statements of the Companies therein and notes thereto) of Borrower for that year which shall be

               (1) prepared on a consolidated basis, on a comparative basis with the prior year, in accordance with GAAP (EXCEPT as disclosed therein) and in form and detail satisfactory to Banks,

               (2) certified (without qualification as to GAAP) by independent public accountants selected by Borrower and satisfactory to Banks,

               (3) accompanied by a copy of any management report, letter or similar writing furnished to Borrower by the accountants in respect of Borrower's systems, operations, financial condition or properties, and

               (4) either (A) a written statement of the accountants that in making the examination necessary for their report or opinion they obtained no knowledge of the occurrence of any Default Under This Agreement or (B) if they know of any, their written disclosure of its nature and status, PROVIDED, that the accountants shall not be liable directly or indirectly to anyone for any failure to obtain knowledge of any Default Under This Agreement,

          (c) concurrently with the delivery of any financial statement to Banks pursuant to clause (a) or (b), a certificate by Borrowers Director of Finance

               (1) certifying that to the best of the officer's knowledge and belief, (A) those financial statements fairly present in all material respects the financial condition and the results of operations of the Companies in accordance with GAAP subject, in the case of interim financial statements, to routine year-end audit adjustments and (B) no Default Under This Agreement then exists or if any does, a brief description of the default and Borrower's intentions in respect thereof, and

               (2) setting forth calculations indicating whether or not the Companies are in compliance with the general financial standards of section 3B,

          (d) within thirty (30) days after the end of each month (and at such other times as Borrower may deem advisable or Bank may reasonably request), a Borrowing Base Report being in form and detail satisfactory to Bank, setting forth Borrower's Borrowing Base as at the end of that month and certified by an appropriate officer of Borrower to be true and complete to the best of the officer's knowledge and belief, it being agreed that Borrower at its option may furnish other such reports at other times,

          (e) forthwith upon Bank's written request, such other information in writing about the financial condition, properties and operations of the Companies and about their Pension Plans, if any, as Banks may from time to time reasonably request.

     3A.02 NOTICE -- Borrower will cause its Director of Finance, or in his absence another officer designated by Borrower, to give each Bank prompt written notice whenever any officer of any Company

          (a) reasonably believes (or receives notice from any governmental agency alleging) that any Reportable Event has occurred in respect of any Pension Plan or that a Company has become in material non-compliance with any law or governmental order referred to in subsection 3C.06 if non-compliance therewith would materially and adversely affect the financial condition or operations of that Company,

          (b) receives from the Internal Revenue Service or any other federal, state, local, domestic or foreign taxing authority any allegation of any default by a Company in the payment of any tax that is material in amount or notice of any assessment in respect thereof,

          (c) learns there has been brought against a Company before any court, administrative agency or arbitrator any litigation or proceeding which, if successful, might have a material adverse effect such Company,

          (d) reasonably believes that any representation or warranty made in subsections 4B.01 through 4B.08 (both inclusive) or 4B.10 through 4B.12 (both inclusive) shall have ceased in any material respect to be true and complete or that any Default Under This Agreement shall have occurred or

          (e) reasonably believes that there has occurred or begun to exist any other event, condition or thing that likely may have a material adverse effect on the financial condition, operations or properties of a Company,

          (f) reasonably believes (or receives any notice from any third party) that a Company has defaulted or otherwise breached any Material Contract to which such Company is a party.

3B. GENERAL FINANCIAL STANDARDS -- Borrower agrees that so long as the Revolving Commitments remain in effect and thereafter until the Subject Indebtedness shall have been paid in full, Borrower will perform and observe each of the following:

     3B.01 TANGIBLE NET WORTH -- Borrower will not suffer or permit the sum of the consolidated Tangible Net Worth of the Borrower plus its Insider Subordinated indebtedness, if any, at any time to be less than the required minimum amount in effect at the time in question. The required minimum amount shall be two million seven hundred fifty thousand and no/100ths dollars ($2,750,000) on December 31, 2001 and five million and no/100ths dollars ($5,000,000) on December 31, 2002 and thereafter.

     3B.02 ADJUSTED FIXED CHARGE COVERAGE -- Borrower will not, as of the end of any fiscal quarter of Borrower (commencing December 31, 2001), suffer or permit the ratio of the aggregate of

          (a) the Net Income of the Borrower for that quarter and the three preceding quarters plus

          (b) the aggregate interest expense of the Borrower for that quarter and the three preceding quarters plus

          (c) the aggregate federal, state and local income taxes of the Borrower for that quarter and the three preceding quarters plus

          (d) the aggregate depreciation expense of the Borrower for that quarter and the three preceding quarters plus

          (e) the aggregate amortization expense of the Borrower for that quarter and the three preceding quarters to

          (1) the aggregate interest expense of the Borrower for that quarter and the three preceding quarters plus

          (2) the amount of all Funded Indebtedness (except for the Revolving Commitment) paid during that quarter and the three preceding quarters plus

          (3) Distributions to Borrower's stockholders during that quarter and the three preceeding quarters plus

          (4) net increase in advances to affiliates from December 31, 2000. In the case of a net reduction in advances to affiliates, such decrease will be a deducted at 50% of the net decrease to be less than 1.10:1.00 for the period ending December 31, 2001, 1.25:1.00 for the period beginning January 1, 2002 and ending December 31, 2002 and 1.35:1 for the period beginning January 1, 2003 and thereafter, all measured quarterly on a consolidated basis.

     3B.03 FUNDED INDEBTEDNESS TO EBITDA RATIO -- Borrower will not, as of the end of any fiscal quarter of Borrower (commencing December 31, 2001), suffer or permit the ratio of the Funded Indebtedness on the last day of the fiscal quarter of the Borrower to

          (a) the Net Income of the Borrower for that quarter and the three preceding quarters plus

          (b) the aggregate interest expense of the Borrower for that quarter and the three preceding quarters plus

          (c) the aggregate federal, state and local income taxes of the Borrower for that quarter and the three preceding quarters plus

          (d) the aggregate depreciation expense of the Borrower for that quarter and the three preceding quarters plus

          (e) the aggregate amortization expense of the Borrower for that quarter and the three preceding quarters to be greater than 4.25:1.00, all measured on a consolidated basis.

3C. AFFIRMATIVE COVENANTS -- Borrower agrees that so long as the Revolving Commitments remain in effect and thereafter until the Subject Indebtedness shall have been paid in full, the Companies will perform and observe each of the following:

     3C.01 TAXES -- Each Company will pay in full

          (a) prior in each case to the date when penalties for the nonpayment thereof would attach, all taxes, assessments and governmental charges and levies for which it may be or become subject and

          (b) prior in each case to the date the claim would become delinquent for nonpayment, all other lawful claims (whatever their kind or nature) which, if unpaid, might become a lien or charge upon its property;

     PROVIDED, that no item need be paid so long as and to the extent that it is contested in good faith and by timely and appropriate proceedings which are effective to stay enforcement thereof and Borrower either posts a bond or otherwise establishes adequate reserves therefore.

     3C.02 FINANCIAL RECORDS -- Each Company will at all times keep true and complete financial records in accordance with GAAP and, without limiting the generality of the foregoing, make appropriate accruals to reserves for estimated and contingent losses and liabilities.

     3C.03 VISITATION -- Each Company will permit each Bank at all reasonable times upon reasonable advance notice except in the case of an emergency

          (a) to visit and inspect that Company's properties and examine its records at that Bank's expense and to make copies of and extracts from such records, and

          (b) to consult with that Company's directors, officers, employees, accountants, actuaries, trustees and plan administrators in respect of its financial condition, properties and operations and the financial condition of its Pension Plans, each of which parties is hereby authorized to make such information available to each Bank to the same extent that it would to that Company.

     3C.04 INSURANCE -- Each Company will

          (a) keep itself and all of its insurable properties insured at all times to such extent, with such deductibles, by such insurers and against such hazards and liabilities as is generally and prudently done by like businesses, EXCEPT that if a more specific standard is provided in any Related Writing, the more specific standard shall prevail, and

          (b) forthwith upon any Bank's written request, furnish to that Bank such information about Borrower's insurance as that Bank may from time to time reasonably request, which information shall be prepared in form and detail reasonably satisfactory to that Bank and certified by an officer of Borrower.

     3C.05 CORPORATE EXISTENCE -- Each Company will at all times maintain its corporate existence, rights and franchises; provided, that this subsection shall not prevent any dissolution in liquidation of any Subsidiary or any merger or consolidation permitted by subsection 3D.01.

     3C.06 COMPLIANCE WITH LAW -- Each Company will comply with all laws (whether federal, state or local and whether statutory, administrative or judicial or other) and with every lawful governmental order (whether administrative or judicial) and will, without limiting the generality of the foregoing,

          (a) use and operate all of its facilities and properties in material compliance with all Environmental Laws and handle all hazardous materials in material compliance therewith; keep in full effect each permit, approval, certification, license or other authorization required by any Environmental Law for the conduct of any material portion of its business; and comply in all other material respects with all Environmental Laws;

          (b) make a full and timely payment of premiums required by ERISA and perform and observe all such further and other requirements of ERISA such that no Default Under ERISA shall occur or begin to exist; and

          (c) comply with all material requirements of all occupational health and safety laws;

     PROVIDED, that this subsection shall not apply to any of the foregoing

          (i) if and to the extent that the same shall be contested in good faith by timely and appropriate proceedings which are effective to stay enforcement thereof and against which a bond has been posted or appropriate reserves shall have been established or

          (ii) in any other case if non-compliance therewith would not materially and adversely affect Borrower's [the Companies' combined] financial condition, properties or business.

     3C.07 PROPERTIES -- Each Company will maintain all fixed assets necessary to its continuing operations in good working order and condition, ordinary wear and tear excepted.

     3C.08 QUALIFICATION TO DO BUSINESS -- Each Company shall remain qualified to do business in each jurisdiction in which such qualification is required by law and in which the consequences of a failure to qualify would have a materially adverse effect on the business or financial condition of the Companies on a combined basis.

3D. NEGATIVE COVENANTS -- Borrower agrees that so long as the Revolving Commitments remain in effect and thereafter until the Subject Indebtedness shall have been paid in full, the Companies will perform and observe each of the following:

     3D.01 EQUITY TRANSACTIONS -- No Company will

          (a) be a party to any merger or consolidation,

          (b) purchase or otherwise acquire all or substantially all of the assets and business of any corporation or other business enterprise if the purchase price exceeds one million two hundred fifty thousand Dollars ($1,250,000),

          (c) create, acquire or hold any Subsidiary, or be or become a party to any joint venture or partnership, or make or keep any investment in any stocks or other equity securities of any kind, except that this clause (c) shall not apply to Borrower's existing investments in the stocks and other equity securities of Subsidiaries or any other investment fully disclosed in Borrower's Most Recent 4A.04 Financial Statements or in the Supplemental Schedule (which shall not exceed, in the aggregate, $500,000 at cost value),

          (d) lease as lessor, sell, sell-leaseback or otherwise transfer (whether in one transaction or a series of transactions) all or any substantial part of its fixed assets EXCEPT chattels that shall have become obsolete or no longer useful in its present business, or

          (e) sell or otherwise transfer or issue (in the case of a Subsidiary) any shares of stock (other than shares issued or transferred solely for the purpose of qualifying directors under any applicable law) or other equity securities of any Subsidiary to anyone other than Borrower (except for MTC Manufacturing Corp., which may be sold to anyone);

     provided, that if no Default Under this Agreement shall then exist and if none would thereupon begin to exist, this subsection shall not apply to

          (i) any future investment by Borrower in stocks and other equity securities of its existing Subsidiaries, or

          (ii) any merger or consolidation involving only Subsidiaries, or any merger involving only Borrower and its Subsidiaries in which Borrower is the surviving corporation, or a dissolution and liquidation of its Subsidiary, or any transfer of assets between Companies.

     3D.02 CREDIT EXTENSIONS -- No Company will

          (a) make or keep any investment in any notes, bonds or other obligations of any kind for the payment of money or make or have outstanding at any time any advance or loan to anyone (except for aggregate advances to Affiliates at any one time not exceeding nine million five hundred thousand dollars ($9,500,000)) or

          (b) be or become a Guarantor of any kind;

     PROVIDED, that this subsection shall not apply to

          (i) any existing or future advance made to an officer or employee of any Company solely for the purpose of paying ordinary and necessary business expenses of such Company,

          (ii) any existing or future investment in direct obligations of the United States of America or any agency thereof, or in certificates of deposit issued by any Bank, or in any other money-market investment if it carries the highest quality rating of any nationally-recognized rating agency,

          (iii) any existing investment, advance, loan or Guaranty fully disclosed in Borrower's Most Recent 4A.04 Financial Statements or in the Supplemental Schedule,

          (iv) any existing or future Guaranty of any direct or contingent obligation owing to Banks or

          (v) any endorsement of a check or other medium of payment for deposit or collection, or any similar transaction in the normal course of business.

     3D.03 BORROWINGS -- No Company will create, assume or have outstanding at any time any indebtedness for borrowed money or any Funded Indebtedness of any kind; PROVIDED, that this subsection shall not apply to

          (i) the Subject Indebtedness,

          (ii) any Subordinated indebtedness,

          (iii) any existing or future indebtedness secured by a purchase money security interest permitted by subsection 3D.04 or incurred under a lease permitted by subsection 3D.04 or

          (iv) any existing indebtedness fully disclosed in Borrower's Most Recent 4A.04 Financial Statements or in the Supplemental Schedule or any renewal or extension thereof in whole or in part.

     3D.04 LIENS, LEASES -- No Company will

          (a) lease any property as lessee or acquire or hold any property subject to any land contract, Inventory consignment or other title retention contract,

          (b) sell or otherwise transfer any Receivables, whether with or without recourse or

          (c) suffer or permit any property now owned or hereafter acquired by it to be or become encumbered by any mortgage, security interest, lien or financing statement;

     PROVIDED, that this subsection shall not apply to

          (i) any real estate tax lien, lien for real property assessments, or any lien securing workers' compensation or unemployment insurance obligations, or any mechanic's, carrier's or landlord's lien, or any lien arising under ERISA, or any security interest arising under article four (bank deposits and collections) or five (letters of credit) of the Uniform Commercial Code, or any similar security interest or other lien, EXCEPT that this clause (i) shall apply only to security interests and other liens arising by operation of law (whether statutory or common law) and in the ordinary course of business and shall not apply to any security interest or other lien that secures any indebtedness for borrowed money or any Guaranty thereof or any obligation that is in material default in any manner (other than any default contested in good faith by timely and appropriate proceedings effective to stay enforcement of the security interest or other lien in question and against which a bond has been posted or appropriate reserves shall have been established),

          (ii) zoning or deed restrictions, conditions and reservations, public utility easements, minor title irregularities and similar matters in each case having no material adverse effect as a practical matter on the ownership or use of any of the property in question,

          (iii) any lien securing or given in lieu of surety, stay, appeal or performance bonds, or securing performance of contracts or bids (other than contracts for the payment of money borrowed), or deposits required by law or governmental regulations or by any court order, decree, judgment or rule or as a condition to the transaction of business or the exercise of any right, privilege or license, EXCEPT that this clause (iii) shall not apply to any lien or deposit securing an obligation that is in material default in any manner (other than any default contested in good faith by timely and appropriate proceedings effective to stay enforcement of the security interest or other lien in question and against which a bond has been posted or appropriate reserves shall have been established),

          (iv) any mortgage, security interest or other lien securing only the Subject Indebtedness,

          (v) any mortgage, security interest or other lien (each, a "purchase money security interest") which is created or assumed in purchasing, leasing (pursuant to a capitalized lease), constructing or improving any real property or equipment or to which any such property is subject when purchased, PROVIDED, that (A) the purchase money security interest shall be confined to the aforesaid property, (B) the indebtedness secured thereby does not exceed the total cost of the purchase, construction or improvement, (C) any such indebtedness, if repaid in whole or in part, cannot be reborrowed and (D) the aggregate amount of all such purchase money security interests do not exceed five hundred thousand dollars ($500,000) in any fiscal year,

          (vi) any lease other than any capitalized lease (it being agreed that a capitalized lease is a lien rather than a lease for the purposes of this Agreement) so long as the aggregate annual rentals of all such leases do not exceed two million dollars ($2,000,000),

          (vii) any mortgage, security interest or other lien which (together with the indebtedness secured thereby) is fully disclosed in Borrower's Most Recent 4A.04 Financial Statements or in the Supplemental Schedule or

          (viii) any financing statement perfecting a security interest that would be permissible under this subsection.

     3D.05 FIXED ASSETS -- The Companies, viewed on a consolidated basis, will not invest (net after trade-ins, if any) in fixed assets and leasehold improvements during any fiscal year (commencing with the present fiscal year) more than one million dollars ($1,000,000) plus their aggregate allowable obsolescence, amortization and depreciation charges for that year on a consolidated basis; provided, however, that, commencing with the next fiscal year after the present fiscal year, the Companies shall be permitted to add to such limit for each fiscal year any unused portion of such limit for the immediately preceding fiscal year.

     3D.06 DIVIDENDS -- No Company wil1 make or commit itself to make any Distribution to its shareholders at any time (if any Default Under This Agreement shall then exist or would thereupon occur).

     3D.07 SUBORDINATED NOTES -- Borrower will not assent to any amendment or modification of the subordination provisions in the seller's notes or increase the interest rate applicable thereto or prepay any principal thereon.

     3D.08 CHANGE IN NATURE OF BUSINESS -- No Company shall make any material change in the nature of its business as carried on at the date hereof.

     3D.09 ACCOUNTING CHANGES -- No Company shall make or permit any change in accounting policies or reporting practices, except as required by law or as required or permitted by GAAP applicable to such Company from time to time.

     3D.10 AMENDMENT; DEFAULT OF MATERIAL CONTRACTS -- Other than in the exercise of reasonable business judgment, no Company shall cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof. No Company shall (i) amend or otherwise modify in any material respect any Material Contract or give any consent, waiver or approval thereunder; (ii) permit any material default by such Company to exist beyond any applicable cure period; (iii) waive any material default under or breach of any Material Contract by any other party; or (iv) agree in any manner to any other material amendment, modification or change of any term or condition of any Material Contract or take any other action in connection with any Material Contract, in any case, that might reasonably be expected to have a material adverse effect on the business or financial condition of the Companies on a combined basis or that would materially impair the interest or rights of Agent or any Bank.

     3D.11 USE OF PROCEEDS -- The Borrower shall not use the proceeds of any Revolving Loan for any purpose other than the refinancing of the existing indebtedness to the Banks, valid business activities, general corporate purposes consistent with and subject to the terms and provisions hereof.

     3D.12 ADVERSE OBLIGATIONS; LABOR DISPUTES -- No Company shall be subject to any contract, agreement, corporate restriction, judgment, decree or order materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of the Companies on a combined basis. No Company shall be a party to any labor dispute other than grievance disputes which do not materially and adversely affect the business, property, assets, operations or condition, financial or otherwise, of the Companies on a combined basis. No Company shall be subject to any material strikes, slow downs, walkouts or other concerted interruptions of operations by employees whether or not relating to any labor contracts, other than strikes, slow downs, walkouts or other concerted interruptions which do not materially and adversely affect the business, property, assets, operations or condition, financial or otherwise, of the Companies on a combined basis.

4A. CLOSING -- Prior to or at the execution and delivery of this Agreement Borrower shall have complied or caused compliance with each of the following:

     4A.01 REVOLVING NOTES -- Borrower shall execute and deliver to each Bank a Revolving Note in accordance with subsection 2C.01.

     4A.02 RESOLUTIONS/INCUMBENCY -- Borrower's secretary or assistant secretary shall have certified to Banks (a) a copy of resolutions duly adopted by Borrower's board of directors in respect of this Agreement and the transactions contemplated hereby and (b) the names and true signatures of officers authorized to execute and deliver this Agreement and Related Writings on behalf of Borrower.

     4A.03 LEGAL OPINION -- The Borrower's counsel shall have rendered to Banks their written opinion in respect of the matters referred to in subsections 4B.01, 4B.02, 4B.03 and 4B.04 and in respect of the perfection of each mortgage, security interest or other lien referred to in this section 4A, which opinion shall be in such form and substance (and may be subject only to such qualifications and exceptions, if any) as shall be satisfactory to Banks and substantially similar to the acceptable form of legal opinion previously provided by Agent to Borrower and its counsel.

     4A.04 FINANCIAL STATEMENTS -- Borrower shall have furnished to Banks at least one (1) true and complete copy of each of the following: the annual audit report (including, without limitation, all financial statements therein and notes thereto and the accompanying accountants' opinion and management report) of the Companies prepared as at December 31, 2000 and annual audit reports for each of the two (2) next preceding fiscal years.

     4A.05 SECURITY AGREEMENTS -- Borrower shall have executed and delivered a security agreement being in form and substance satisfactory to Banks and granting Agent, on behalf of the Banks, security interests in and to all of Borrower's existing and future equipment, Inventory, Receivables, general intangibles and books and records as security for the Subject Indebtedness (and, in the case of each Subsidiary of Borrower, as security for such of that Subsidiary's existing and future indebtedness to Borrower in which Agent shall have a security interest). Borrower shall have joined with Agent in executing and filing such financing statements and other documents and in making and doing such further and other acts and things as Agent may deem necessary for the evidence, perfection or other protection of Banks' security interests.

     4A.06 DOCUMENTATION FEE -- Borrower shall have paid Agent, for its own account, a documentation fee of five thousand dollars ($5,000).

     4A.07 LIEN WAIVERS -- Each Company shall provide Agent with duly executed written lien waivers in favor of Agent from each lessor, bailee, warehouseman, materialman, mortgagee or similarly situated person or entity who may, with respect to any location at which any of the collateral for the Subject Indebtedness is to be located or stored, by operation of law or otherwise, have any lien or like interest in or upon such collateral.

     4A.08 OTHER DOCUMENTS -- Borrower shall execute or deliver to Agent such other agreements, instruments and documents, including, without limitation, those listed below, which Agent may require to be executed and/or delivered in connection herewith (all of which shall be in form and substance acceptable to Agent and its counsel):

          (a) Evidence that Borrower possesses insurance satisfying the requirements of Section 3C.04 hereof. Insurance certificates respecting the same shall be delivered to Agent on behalf of the Banks and shall name Agent as lender loss payee. In addition, the certificates shall contain a statement that Agent will be provided with thirty (30) days written notice prior to any cancellation, termination or expiration of such insurance coverage and such statement may not provide that the issuing company will merely "endeavor to" provide such notice nor may such statement contain limitation of liability language for the issuing company or its representatives in the event of their failure to provide such notice;

          (b) Certificates of good standing for Borrower issued by the Secretary of State of its state of incorporation and the Secretary of State of each other jurisdiction in which it is required by reason of its business, the ownership of properties or the location of employees;

          (c) a copy of the articles/certificate of incorporation or other charter document of Borrower certified by the Secretary of State of its state of incorporation; and

          (d) A disbursement authorization, in form and substance acceptable to Agent, directing the disbursement of the proceeds of the Revolving Loans.

4B. REPRESENTATIONS/WARRANTIES -- Subject only to such additions and exceptions, if any, as may be set forth in the Supplemental Schedule or in Borrower's Most Recent 4A.04 Financial Statements, Borrower represents and warrants as follows:

     4B.01 EXISTENCE -- Borrower is a duly organized and validly existing Ohio corporation in good standing. Exhibit F sets forth the name of each of
                                   ---------
     Borrower's Subsidiaries, the address of its chief executive office and the jurisdiction in which it is incorporated as of the closing date. Each Subsidiary is duly qualified to transact business in each state or other jurisdiction in which it owns or leases any real property or in which the nature of the business conducted makes such qualification necessary or, if not so qualified, such failure to qualify will have no material adverse effect upon such Subsidiary's or Borrower's financial condition and its ability to transact business. Each Subsidiary's outstanding stock is fully paid and non-assessable and owned by Borrower free from any security interests, option, equity or other right of any kind.

     4B.02 GOVERNMENTAL RESTRICTIONS -- No registration with or approval of any governmental agency of any kind is required on the part of any Company for the due execution and delivery or for the enforceability of this Agreement or any Related Writing other than the filing or recording of documents with public officials, the noting of title certificates and similar acts and things related to the perfection of the mortgages, security interests and other liens referred to in section 4A.

     4B.03 CORPORATE AUTHORITY -- Borrower has requisite corporate power and authority to enter into this Agreement and to obtain and secure the Subject Indebtedness in accordance with this Agreement. The officer executing and delivering this Agreement on behalf of Borrower has been duly authorized to do so and to execute and deliver the Subject Notes and other Related Writings in accordance with section 4A. Neither the execution and delivery of this Agreement or any Related Writing by Borrower nor their performance and observance of the respective provisions thereof will violate any existing provision in their articles of incorporation, regulations or by-laws or any applicable law or violate or otherwise constitute a default under any contract or other obligation now existing and binding upon them. Upon the execution and delivery thereof, this Agreement and the aforesaid Related Writings will each become a valid and binding obligation enforceable against Borrower according to their respective terms subject, however, to any applicable insolvency or bankruptcy law of general applicability and general principles of equity. Each Subsidiary (a) will derive a direct pecuniary benefit herefrom, which benefit is a fair equivalent for the obligation incurred, (b) will be solvent immediately after the execution and delivery of this Agreement, (c) has sufficient capital by any reasonable standard for all businesses in which it is engaged or will, in the foreseeable future, be engaged, and (d) believes and intends that the liabilities which it will incur in the foreseeable future are not beyond its ability to pay as they mature.

     4B.04 LITIGATION -- No litigation or proceeding is pending or currently threatened against any Company before any court, administrative agency or arbitrator which might, if successful, have a material adverse effect on such Company.

     4B.05 TAXES -- Borrower has filed all federal, state and local tax returns which are required to be filed by it and paid all taxes due as shown thereon (EXCEPT to the extent, if any, permitted by subsection 3C.01). The Internal Revenue Service has not alleged any material default by Borrower in the payment of any tax material in amount or threatened to make any assessment in respect thereof which has not been reflected in Borrower's Most Recent 4A.04 Financial Statements.

     4B.06 TITLE -- Borrower has good and marketable title to all assets reflected in Borrower's Most Recent 4A.04 Financial Statements EXCEPT for changes resulting from transactions in the ordinary course of business. All such assets are free of any mortgage, security interest or other lien of any kind other than any permitted by subsection 3D.04.

     4B.07 LAWFUL OPERATIONS -- Borrower's operations have at all relevant times been and continue to be in material compliance with all requirements imposed by law, whether federal, state or local, whether statutory, regulatory or other, including (without limitation) ERISA, all Environmental Laws, and occupational safety and health laws and all zoning ordinances. Without limiting the generality of the foregoing,

          (a) no condition exists at, on or under any facility or other property now or previously owned by Borrower which would give rise to any material liability under any Environmental Law; and Borrower has not received any notice from any governmental agency, court or anyone else that it is a potentially responsible party for the clean-up of any environmental waste site, is in violation of any environmental permit or law or has been placed on any registry of solid or hazardous waste disposal site;

          (b) No material Accumulated Funding Deficiency exists in respect of any of the Companies' Pension Plans; and no Reportable Event has occurred in respect of any such plan which is continuing and which constitutes grounds either for termination of the plan or for court appointment of a trustee for the administration thereof.

     4B.08 INSURANCE -- Borrower's insurance coverage complies with the standards set forth in subsection 3C.04 and those set forth in the Related Writings referred to in subsection 4A.05.

     4B.09 FINANCIAL STATEMENTS -- Each of the financial statements referred to in subsection 4A.04 has been prepared in accordance with GAAP applied on a basis consistent with those used by it during its then next preceding full fiscal year EXCEPT to the extent, if any, specifically noted therein and fairly presents in all material respects (subject to routine year-end audit adjustments in the case of the unaudited financial statements) the combined financial condition of Borrower as of the date thereof (including a full disclosure of material contingent liabilities, if any) and the combined results of their operations, if any, for the fiscal period then ending. There has been no material adverse change in the financial condition, properties or business of Borrower since the date of Borrower's Most Recent 4A.04 Financial Statements nor any change in their accounting policies or procedures since the end of Borrower's latest full fiscal year covered by those statements.

     4B.10 INDEBTEDNESS -- Borrower has no outstanding indebtedness for borrowed money or any Funded Indebtedness of any kind except any permitted by subsection 3D.03.

     4B.11 DEFAULTS -- No Default Under This Agreement exists, nor will any exist immediately after the execution and delivery of this Agreement.

     4B.12 FULL DISCLOSURE -- Neither this Agreement or any Related Writing, nor any written statement made by Borrower in connection herewith or therewith, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which Borrower has not disclosed to Banks which has or is likely to have a material adverse effect on Borrower's property, business, operations, prospects, profitability or condition (financial or otherwise) or on Borrower's ability to repay the Subject Indebtedness or Bank's (or Agent's) lien and security interest in the collateral or the priority thereof as contemplated hereby and in the Related Writings.

5A. EVENTS OF DEFAULT -- Each of the following shall constitute an Event Of Default hereunder:

     5A.01 PAYMENTS -- If any principal included in the Subject Indebtedness shall not be paid in full promptly when the same becomes payable; or if any Subject Indebtedness (EXCEPT principal) or any other Debt of Borrower or any thereof to Banks and Agent or any thereof (EXCEPT any payable on demand) shall not be paid in full promptly when the same becomes payable and shall remain unpaid for five (5) consecutive days thereafter; or if such of the Debt of Borrower or any thereof to Banks and Agent or any thereof as may be payable on demand shall not be paid in full within five
     (5) days after any actual demand for payment.

     5A.02 WARRANTIES -- If any representation, warranty or statement made in this Agreement or in any Related Writing referred to in section 4A shall be false or erroneous in any respect; or if any representation, warranty or statement hereafter made by or on behalf of Borrower in any Related Writing not referred to in section 4A shall be false or erroneous in any material respect.

     5A.03 COVENANTS WITHOUT GRACE -- If Borrower shall fail or omit to perform or observe any provisions in subsections 3A.02 or 3B.01 through 3B.03, both inclusive.

     5A.04 COVENANTS WITH GRACE -- If anyone (other than the Banks and Agent and their respective agents) shall fail or omit to perform and observe any agreement (other than those referred to in subsection 5A.01 or 5A.03 and not including the representations, warranties and statements referred to in subsection 5A.02) contained in this Agreement or any Related Writing that is on its part to be complied with, and that failure or omission shall not have been fully corrected within thirty (30) days after the giving of written notice to Borrower by any Bank or Agent that it is to be remedied.

     5A.05 CROSS-DEFAULT -- If any indebtedness of Borrower for borrowed money (regardless of maturity) or any of its Funded Indebtedness shall be or become "in default" (as defined below) (EXCEPT any if and so long as the aggregate unpaid principal balance of all such indebtedness in default does not exceed two hundred fifty thousand dollars ($250,000)) at any one time outstanding. In this subsection, "in default" means that (a) there shall have occurred (or shall exist) in respect of the indebtedness in question (either as in effect at the date of this Agreement or as in effect at the time in question) any event, condition or other thing which constitutes, or which with the giving of notice or the lapse of any applicable grace period or both would constitute, a default which accelerates (or permits any creditor or creditors or representative or creditors to accelerate) the maturity of any such indebtedness; or (b) any such indebtedness (other than any payable on demand) shall not have been paid in full at its stated maturity; or (c) any such indebtedness payable on demand shall not have been paid in full within ten (10) Banking Days after any actual demand for payment.

     5A.06 OWNERSHIP -- If Rajesh Soin and the direct or indirect members (by blood, adoption or marriage) of their respective immediate families (including, without limitation, any trustee of a trust established for the primary benefit of any or all of them) shall cease to own a majority of Borrower's outstanding capital stock or cease to have the unconditional right to elect a majority of Borrower's board of directors.

     5A.07 BORROWER'S SOLVENCY -- If (a) Borrower shall discontinue operations, or (b) Borrower shall commence any Insolvency Action of any kind or admit (by answer, default or otherwise) the material allegations of, or consent to any relief requested in, any Insolvency Action of any kind commenced against Borrower by its creditors or any thereof, or (c) any creditor or creditors shall commence against Borrower any Insolvency Action of any kind which shall remain in effect (neither dismissed nor stayed) for thirty (30) consecutive days.

     5A.08 SUBSIDIARIES' SOLVENCY -- If (a) any Subsidiary of Borrower shall commence any Insolvency Action of any kind or admit (by answer, default or otherwise) the material allegations of, or consent to any relief requested in, any Insolvency Action of any kind commenced against that Subsidiary by its creditors or any thereof, or (b) any creditor or creditors of any Subsidiary of Borrower shall commence against that Subsidiary any Insolvency Action of any kind which shall remain in effect (neither dismissed nor stayed) for thirty (30) consecutive days.

     5A.09 MATERIAL ADVERSE CHANGE -- If there shall occur any event, condition or other thing that has, or in Banks' judgment is likely to have, a material adverse effect on the financial condition, properties or business operations of Borrower taken as a whole or on Banks' or Agent's ability to enforce any material right arising under or in connection with this Agreement or any other Related Writing.

     5A.10 INSECURITY -- If Banks give Borrower written notice that, in the exercise of their reasonable discretion in good faith, they feel that the prospect of payment or performance of any obligation evidenced by this Agreement (or any security therefore) is impaired.

5B. EFFECTS OF DEFAULT -- Notwithstanding any contrary provision or inference in this Agreement or in any Related Writing:

     5B.01 OPTIONAL DEFAULTS -- If any Event Of Default referred to in subsections 5A.01 through 5A.06, both inclusive, or 5A.08, 5A.09 or 5A.10 shall occur and be continuing, Banks shall have the right in their discretion, by giving written notice to Borrower,

          (a) to terminate the Revolving Commitments (if not already expired or reduced to zero pursuant to section 2B or terminated pursuant to this section) and no Bank shall have any obligation thereafter to grant any Revolving Loan to Borrower, and

          (b) to accelerate the Maturity of all of the Subject Indebtedness and all other Debt, if any, then owing to the Banks and Agent or any thereof (other than Debt, if any, already due and payable), and all such Debt shall thereupon become and thereafter be immediately due and payable in full without any presentment or demand and without any further or other notice of any kind, all of which are hereby waived by Borrower.

     5B.02 AUTOMATIC DEFAULTS -- If any Event Of Default referred to in subsection 5A.07 shall occur,

          (a) the Revolving Commitments shall automatically and immediately terminate (if not already expired or reduced to zero pursuant to section 2B or terminated pursuant to this section) and no Bank shall have any obligation thereafter to grant any Revolving Loan to Borrower, and

          (b) all of the Subject Indebtedness and all other Debt, if any, then owing to the Banks and Agent or any thereof (other than Debt, if any, already due and payable) shall thereupon become and thereafter be immediately due and payable in full, all without any presentment, demand or notice of any kind, which are hereby waived by Borrower.

     5B.03 OFFSETS -- If there shall occur or exist any Default Under This Agreement then, so long as that Default Under This Agreement exists, each Bank shall have the right at any time to set off against and to appropriate and apply toward the payment of the Subject Indebtedness then owing to it (and any participation purchased or to be purchased pursuant to subsection 5B.05), whether or not the same shall then have matured, any and all deposit balances then owing by that Bank to or for the credit or account of Borrower or any thereof, all without notice to or demand upon Borrower or any Subsidiary or any other person, all such notices and demands being hereby expressly waived.

     5B.04 EQUALIZATION -- Each Bank agrees with the other Bank that if at any time it shall obtain any Advantage over the other Bank or any thereof in respect of the Subject Indebtedness it will purchase from such other Bank, for cash and at par, such additional participation in the Subject

     Indebtedness owing to the other as shall be necessary to nullify the Advantage. If any such Advantage resulting in the purchase of an additional participation as aforesaid shall be recovered in whole or in part from the Bank receiving the Advantage, each such purchase shall be rescinded, and the purchase price restored (with interest and other charges if and to the extent actually incurred by the Bank receiving the Advantage) Ratably to the extent of the recovery. During the existence of any Event of Default, any payment (whether made voluntarily or involuntarily, by offset of any deposit or other indebtedness or otherwise) of any indebtedness for borrowed money owing by Borrower to any Bank shall be applied to the Subject Indebtedness owing to that Bank until the same shall have been paid in full before any thereof shall be applied to other indebtedness for borrowed money owing to that Bank.

6A. INDEMNITY: STAMP TAXES -- Borrower will pay all stamp taxes and similar taxes, if any, including interest and penalties, if any, payable in respect of the issuance of the Subject Indebtedness.

6B. INDEMNITY: GOVERNMENTAL COSTS/LIBOR-RATE LOANS -- If

     (a) there shall be introduced or changed any treaty, statute, regulation or other law, or there shall be made any change in the interpretation or administration thereof, or there shall be made any request from any central bank or other lawful governmental authority, the effect of any of which events shall be to (1) impose, modify or deem applicable any reserve or special deposit requirements against assets held by or deposits in or Loans by any national banking association or other commercial banking institution (whether or not applicable to any Bank) or any Bank or (2) subject any Bank to any tax, duty, fee, deduction or withholding or (3) change the basis of taxation of payments due to any Bank from Borrower (otherwise than by a change in taxation of that Bank's overall Net Income), or (4) impose on any Bank any penalty in respect of any loans bearing interest at a LIBOR rate and

     (b) in that Bank's sole opinion any such event (1) increases (or, if the event were applicable to that Bank, would increase) the cost of making, funding or maintaining any loans at such rate or (2) reduces the amount of any payment to be made to that Bank in respect of the principal or interest on any loans bearing interest at such rate or other payment under this Agreement, then, within fifteen (15) business days of such Bank's demand, Borrower shall from time to time pay Bank an amount equal to each such cost increase or reduced payment, as the case may be.

6C. INDEMNITY: FUNDING COSTS -- Borrower agrees to indemnify each Bank against any loss relating in any way to its funding of any loan bearing interest at a LIBOR rate paid before its stated Maturity (whether a prepayment or a payment following any acceleration of Maturity) and to pay that Bank, as liquidated damages for any such loss, an amount (discounted to the present value in accordance with standard financial practice at a rate equal to the Treasury Yield) equal to interest computed on the principal payment from the payment date to the respective stated maturities thereof at a rate equal to the difference of the contract rate less the Treasury Yield, all as determined by that Bank in its reasonable discretion. "Treasury Yield" means the annual yield on direct obligations of the United States having a principal amount and Maturity similar to that of the principal being paid.

6D. CREDIT REQUESTS -- Whenever Borrower shall revoke any Credit Request for a LIBOR loan, or shall for any other reason fail to borrow pursuant thereto or otherwise comply therewith, or shall fail to honor any prepayment notice, then, in each case on any Bank's demand, Borrower shall pay each Bank such amount as will compensate it for any loss, cost or expense incurred by it by reason of its liquidation or reemployment of deposits or other funds.

6E. INDEMNITY: UNFRIENDLY TAKEOVERS -- Borrower agrees to indemnify each Bank and Agent (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto) which may be incurred by each Indemnitee relating to or arising out of any actual or proposed use of proceeds of the Subject Loans in connection with the financing of an acquisition of any corporation or other business entity, PROVIDED that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

6F. INDEMNITY: CAPITAL REQUIREMENTS -- If

     (a) at any time any governmental authority shall require any Bank (or any corporate shareholder of that Bank), whether or not the requirement has the force of law, to maintain, as support for that Bank's Revolving Commitment, capital in a specified minimum amount that either is not required or is greater than that required at the date of this Agreement, whether the requirement is implemented pursuant to the "risk-based capital guidelines" (published at 12 CFR 3 in respect of "national banking associations", 12 CFR 208 in respect of "state member banks" and 12 CFR 225 in respect of "bank holding companies") or otherwise, and

     (b) as a result thereof the rate of return on capital of that Bank or its shareholder or both (taking into account their then policies as to capital adequacy and assuming full utilization of their capital) shall be directly or indirectly reduced by reason of any new or added capital thereby allocable to that Bank's Revolving Commitment, then and in each such case Borrower shall, on that Bank's demand, pay that Bank as an additional fee such amounts as will in that Bank's reasonable opinion reimburse that Bank or its shareholder for any such reduced rate of return.

6G. INDEMNITY: COLLECTION COSTS -- If any Event Of Default shall occur and shall be continuing Borrower will pay the Banks and Agent such further amounts, to the extent permitted by law, as shall cover their respective costs and expenses (including, without limitation, the reasonable fees, interdepartmental charges and disbursements of its counsel) incurred in collecting the Subject Indebtedness or in otherwise enforcing its rights and remedies in respect thereof.

6H. CERTIFICATE FOR INDEMNIFICATION -- Each demand by Agent or a Bank for payment pursuant to section 6A, 6B, 6C, 6D, 6E, 6F or 6G shall be accompanied by a certificate setting forth the reason for the payment, the amount to be paid, and the computations and assumptions in determining the amount, which certificate shall be presumed to be correct in the absence of manifest error. In determining the amount of any such payment, each Bank may use reasonable averaging and attribution methods.

7A. BANK'S PURPOSE -- Each Bank represents and warrants to the other Banks and to Borrower that such Bank is familiar with the Securities Act of 1933 as amended and the rules and regulations thereunder and is not entering into this Agreement with any intention of violating that Act or any rule or regulation thereunder, it being understood, however, that each Bank shall at all times retain full control of the disposition of its assets.

7B. AGENT -- Each Bank irrevocably appoints National City to be its agent with full authority to take such actions, and to exercise such powers, on behalf of the Banks in respect of this Agreement and the Related Writings as are therein respectively delegated to Agent or as are reasonably incidental to those delegated powers.

     7B.01 NATURE OF APPOINTMENT -- Agent shall have no fiduciary relationship with any Bank by reason of this Agreement and the Related Writings, nor shall Agent have any duty or responsibility whatever to any Bank EXCEPT those expressly set forth in this Agreement and the Related Writings. Without limiting the generality of the foregoing, each Bank acknowledges that Agent is acting as such solely as a convenience to the Banks and not as a manager of the Subject Loans or Subject Indebtedness. This section 7B does not confer any rights upon Borrower or anyone else (EXCEPT Agent and the Banks), whether as a third party beneficiary or otherwise.

     7B.02 NATIONAL CITY AS A BANK; OTHER TRANSACTIONS -- National City's rights under this Agreement and the Related Writings shall not be affected by its serving as Agent. National City and its affiliates may generally transact any banking, financial, trust, advisory or other business with Borrower (including, without limitation, the acceptance of deposits, the extension of credit, forward exchange rate contracts, interest rate caps, swaps, collars and other like contracts and the acceptance of fiduciary appointments) without notice to the Banks, without accounting to the Banks, and without prejudice to National City's rights as a Bank under this Agreement and the Related Writings.

     7B.03 INSTRUCTION FROM BANKS -- Agent shall not be required to exercise any discretion or take any action as to matters not expressly provided for by this Agreement and the Related Writings (including, without limitation, collection and enforcement actions in respect of the Subject Indebtedness and any collateral therefor) EXCEPT that Agent shall take such action (or omit to take such action) as may be reasonably requested of it in writing by all the Banks, which instructions and which actions and omissions shall be binding upon all the Banks; PROVIDED, that Agent shall not be required to act (nor omit any act) if, in its judgment, any such action or omission might expose Agent to personal liability or might be contrary to this Agreement, any Related Writing or any applicable law.

     7B.04 BANKS' DILIGENCE -- Each Bank

          (a) represents and warrants that it has made its decision to enter into this Agreement and the Related Writings and

          (b) agrees that it will make its own decision as to taking or not taking future actions in respect of this Agreement and the Related Writings in each case without reliance on Agent or any other Bank and on the basis of its independent credit analysis and its independent examination of and inquiry into such documents and other matters as it deems relevant and material.

     7B.05 NO IMPLIED REPRESENTATIONS -- Agent shall not be liable for any representation, warranty, agreement or obligation of any kind of any other party to this Agreement or anyone else, whether made or implied by Borrower in this Agreement or any Related Writing or by a Bank in any notice or other communication or by anyone else or otherwise.

     7B.06 SUB-AGENTS -- Agent may employ agents and shall not be liable (EXCEPT as to money or property received by it or its agents) for any negligence or misconduct of any such agent selected by it with reasonable care. Agent may consult with legal counsel, certified public accountants and other experts of its choosing (including, without limitation, National City's salaried employees, any employed by Borrower or any otherwise not independent) and shall not be liable for any action or inaction taken or suffered in good faith by it in accordance with the advice of any such counsel, accountants or other experts.

     7B.07 AGENT'S DILIGENCE -- Agent shall not be required (a) to keep itself informed as to anyone's compliance with any provision of this Agreement or any Related Writing, (b) to make any inquiry into the properties; financial condition or operations of Borrower or any other matter relating to this Agreement or any Related Writing (c) to report to any Bank any information (other than which this Agreement or any Related Writing expressly requires to be so reported) that Agent or any of its affiliates may have or acquire in respect of Borrower's properties, business or financial condition or any other matter relating to this Agreement or any Related Writing or (d) to inquire into the validity, effectiveness or genuineness of this Agreement or any Related Writing.

     7B.08 NOTICE OF DEFAULT -- Agent shall not be deemed to have knowledge of any Event of Default unless and until it shall have received a written notice describing it and citing the relevant provision of this Agreement or any Related Writing.

     7B.09 AGENT'S LIABILITY -- Neither Agent nor any of its directors, officers, employees, attorneys and other agents shall be liable for any action or omission on their respective parts EXCEPT for gross negligence or willful misconduct.

     7B.10 COMPENSATION -- At the execution and delivery of this Agreement and annually thereafter so long as any Subject Loans are outstanding, Borrower shall pay Agent a fee to be determined by mutual agreement of Borrower and Agent. Agent shall receive no other compensation for its services as agent of the Banks in respect of this Agreement and the Related Writings, but Borrower shall reimburse Agent periodically on its demand for out-of-pocket expenses, if any, reasonably incurred by it as such.

     7B.11 DISBURSEMENTS -- Whenever Agent shall receive any funds in respect of the Subject Indebtedness or otherwise in respect of this Agreement or any Related Writing, whether from Borrower for the account of the Banks or from the Banks for the account of Borrower, Agent shall disburse the funds on the day the funds shall be deemed to have been received. Agent shall be entitled (but not obligated) to make a timely disbursement of loan proceeds to Borrower before actually receiving funds from the Banks (EXCEPT if and to the extent Agent shall have received written instructions to the contrary from any Bank or Banks) and to make a timely disbursement of payments to the Banks before actually receiving funds from Borrower. If the funds to be disbursed are not received by Agent on a timely basis, Agent at its option may (a) rescind the disbursement and require the recipient to return the funds in question with interest or (b) require the party who failed to furnish the funds for disbursement on a timely basis to pay Agent interest thereon -- the interest in each case to be computed at the Federal Funds Rate and to be paid on demand.

     7B.12 AGENT'S INDEMNITY -- The Banks shall indemnify Agent (to the extent Agent is not reimbursed by Borrower) from and against any loss or liability (other than any caused by Agent's gross negligence or willful misconduct) incurred by Agent as such in respect of this Agreement or any Related Writing and from and against any out-of-pocket expenses incurred in defending itself or otherwise related to this Agreement or any Related Writing including, without limitation, reasonable fees and disbursements of legal counsel of its own selection (including, without limitation, the reasonable interdepartmental charges of its salaried attorneys) in the defense of any claim against it or in the prosecution of its rights and remedies as Agent; PROVIDED, that each Bank shall be liable for only its Ratable share of the whole loss or liability.

     7B.13 RESIGNATION -- Agent (or any successor) may resign as such at any time upon thirty (30) days' prior written notice to Borrower and to each Bank, in which event all the Banks may appoint a successor agent by giving written notice thereof to Borrower and the resigning agent. In the absence of a timely appointment, Agent shall have the right (but not the duty) to make a temporary appointment of any Bank (but only with that Bank's consent) to act as its successor pending an appointment pursuant to the next preceding sentence. In either case, the successor agent shall deliver its written acceptance of appointment to Borrower, to each Bank and to the former agent, whereupon the successor agent shall automatically acquire and assume all the rights and duties as those prescribed for Agent by this section 7B. Any resigning agent shall execute and deliver such assignments and other writings as the successor agent may reasonably require to facilitate its becoming the successor agent.

7C. PARTICIPATION OF REVOLVING LOANS -- Each Bank shall have the right at any time or times to sell or otherwise transfer participating interests in its Revolving Loans in whole or in part and without recourse, PROVIDED, that Borrower and Agent retain the right, for the purposes of this Agreement, to continue to treat the seller as the sole record holder of the Revolving Loan or Revolving Loans in question EXCEPT if and to the extent the seller's Revolving Commitment shall have been transferred in accordance with section 7C. In the event of a participation, the selling Bank will remain the holder of all applicable notes.

8. INTERPRETATION -- This Agreement and the Related Writings shall be governed by the following provisions:

     8.01 WAIVERS -- The Banks and Agent may from time to time grant waivers and consents in respect of this Agreement or any Related Writing or assent to amendments thereof, but no such waiver, consent or assent shall be binding upon the Banks and Agent or any thereof unless (a) it shall have been reduced to writing, each such writing to be narrowly construed and (b) the waiver, consent or amendment shall have been approved by all of the Banks and Agent. Without limiting the generality of the foregoing, Borrower agrees that no course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by Banks and Agent or any thereof shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other right, power or privilege, and each such right, power or privilege may be exercised either independently or concurrently with others and as often and in such order as the party or parties exercising the same may deem expedient.

     8.02 CUMULATIVE PROVISIONS -- Each right, power or privilege specified or referred to in this Agreement or any Related Writing is in addition to and not in limitation of any other rights, powers and privileges that Banks and Agent may respectively otherwise have, or acquire by operation of law, by other contract or otherwise. All rights, powers and privileges shall be deemed cumulative.

     8.03 BINDING EFFECT -- The provisions of this Agreement and the Related Writings shall bind and benefit Borrower, Agent and each Bank and their respective successors and assigns, including each subsequent holder, if any, of the Subject Notes or any thereof; PROVIDED, that no person or entity other than Borrower may obtain Subject Loans and Borrower may not assign its rights or obligations hereunder without Banks' consent; and PROVIDED, FURTHER, that neither any holder of any Subject Note or assignee of any Subject Loan, whether in whole or in part, shall thereby become obligated thereafter to grant to Borrower any Subject Loan.

     8.04 SURVIVAL OF PROVISIONS -- All representations and warranties made in or pursuant to this Agreement or any Related Writing shall survive the execution and delivery of this Agreement and the Subject Notes. The provisions of section 6.(inclusive) and subsection 7B.12 shall survive the payment of the Subject Indebtedness.

     8.05 IMMEDIATE U.S. FUNDS -- Any reference to money is a reference to lawful money of the United States of America which, if in the form of credits, shall be in immediately available funds.

     8.06 CAPTIONS -- The several captions to different sections and subsections of this Agreement are inserted for convenience only and shall be ignored in interpreting the provisions thereof.

     8.07 SUBSECTIONS -- Each reference to a section includes a reference to all subsections thereof (i.e., those having the same character or characters to the left of the decimal point) EXCEPT where the context clearly does not so permit.

     8.08 ILLEGALITY -- If any provision in this Agreement or any Related Writing shall for any reason be or become illegal, void or unenforceable, that illegality, voidness or unenforceability shall not affect any other provision.

     8.09 OHIO LAW -- This Agreement and the Related Writings and the respective rights and obligations of the parties hereto shall be construed in accordance with and governed by internal Ohio law.

     8.10 INTEREST/FEE COMPUTATIONS -- All interest and all fees for any given period shall accrue on the first (1st) day thereof but not on the last day thereof and in each case shall be computed on the basis of a 360-day year and the actual number of days elapsed. In no event shall interest accrue at a higher rate than the maximum rate, if any, permitted by law.

     8.11 NOTICE -- A notice to or request of Borrower shall be deemed to have been given or made under this Agreement or any Related Writing either upon the delivery of a writing to that effect (either in person or by transmission of a telecopy) to an officer of Borrower or five (5) days after a writing to that effect shall have been deposited in the United States mail and sent, with postage prepaid, by registered or certified mail, properly addressed to Borrower (Attention: chief financial officer). No other method of actually giving actual notice to or making a request of Borrower is hereby precluded. Every notice required to be given to Agent or any Bank pursuant to this Agreement or any Related Writing shall be delivered (either in person or by transmission of a telecopy) to an Account Officer of that party. The Banks and Agent each agree to give prompt notice to the others whenever it gives any notice pursuant to section 5A or 5B or grants any waiver
     or consent as provided in subsection 8.01. A notice or request by mail is properly addressed to a party when addressed to it at the address set forth opposite its signature below or at such other address as that party may furnish to each of the others in writing for that purpose. A telecopy is transmitted to a party when transmitted to the telecopy number set forth opposite that party's signature below (or at such other telecopy number as that party may furnish to the other in writing for that purpose).

     8.12 ACCOUNTING TERMS -- Any accounting term used in this Agreement shall have the meaning customarily ascribed thereto by GAAP subject, however, to such modification, if any, as may be provided by section 9 or elsewhere in this Agreement.

     8.13 ENTIRE AGREEMENT -- This Agreement and the Related Writings referred to in or otherwise contemplated by this Agreement set forth the entire agreement of the parties as to the transactions contemplated by this Agreement.

     8.14 WAIVER OF JURY TRIAL -- THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT AND THE RELATED WRITINGS WOULD INVOLVE DIFFICULT AND COMPLEX ISSUES AND THEREFORE AGREE THAT ANY LAW SUIT GROWING OUT OF OR INCIDENTAL TO ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTD\G WITHOUT A JURY.

     8.15 LATE CHARGE; APPLICATION OF PAYMENTS -- If Borrower fails to pay any amount due hereunder, or any fee in connection herewith, in full within ten
     (10) days after its due date, Borrower will, in each case, incur and shall pay a late charge equal to the greater of twenty dollars ($20.00) or five percent (5%) of the unpaid amount. The payment of a late charge will not cure or constitute a waiver of any Event Of Default under this Agreement. Except as otherwise agreed in writing, payments will be applied first to accrued but unpaid interest and fees, in that order, on an invoice by invoice basis in the order of their respective due dates, until paid in full, then to late charges and then to principal.

     8.16 EXPENSES -- Borrower agrees to reimburse each Bank, on that Bank's demand from time to time, for any and all fees, costs and expenses (including, without limitation, the fees, interdepartmental charges and disbursements of legal counsel) incurred by that Bank in connection with
     (a) preparing this Agreement and the other Related Writings as well as any amendments or modifications thereof, (b) administering this Agreement and the Subject Indebtedness evidenced and contemplated hereby and by the other Related Writings, (c) any filing or recording fees, lien search fees, documentary stamp taxes or other like fees, taxes or charges, (d) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Banks, Borrower or any other Person) in any way relating to the Banks' collateral for the Subject Indebtedness, this Agreement or any of the other Related Writings or Borrower's affairs, but excluding any litigation between Borrower and Bank as adverse parties unless otherwise permitted by law in connection with any judgment awarded in favor of the prevailing party or (e) any inspection, verification or protection of any of Banks' collateral for the Subject Indebtedness. Borrower's reimbursement obligations hereunder shall constitute a part of Borrower's Debt.

     8.17 JURISDICTION AND VENUE -- As part of the consideration for new value received, Borrower hereby consents to the jurisdiction of any state or federal court located within the state of Ohio and consents that all such service of process be made by registered or certified mail directed to such Borrower at the address set forth opposite its name and officer's signature on the execution page hereof and service so made shall be deemed to be completed upon actual receipt thereof. Borrower waives any objection to jurisdiction and venue of any action instituted hereunder or in connection with any Related Writing and agrees not to assert any defense based on lack of jurisdiction or venue. Nothing contained herein shall affect the right of Banks or Agent to serve legal process in any other manner permitted by law or affect the right of Banks or Agent to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     8.18 AMBIGUITIES -- Borrower and Banks acknowledge that this Agreement and the Related Writings have been entered into in the context of free and understanding negotiations and are the product. of individual bargaining, in a competitive market, between parties enjoying equal bargaining strength. In the event that a court is called upon to interpret any ambiguous provision in this Agreement or the Related Writings, Borrower and Banks agree that the ambiguity shall not be construed against Borrower or Banks simply because Borrower or Banks, or their respective agents or counsel, may have drafted such provision.

     8.19 OTHER WAIVERS AND ACKNOWLEDGEMENT -- Except as otherwise provided for in this Agreement or as required by applicable law, Borrower waives (i) presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Banks or Agent on which Borrower may in any way be liable and (ii) notice prior to taking possession or control of any collateral which might be required by any court prior to allowing Banks to exercise any of Banks' or Agent's remedies.

     Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement and the transactions contemplated hereby, and Borrower acknowledges and agrees that (a) each of the waivers set forth herein, were knowingly and voluntarily made; (b) the rights of Banks and Agent hereunder shall be strictly construed in favor of Banks and Agent, as the case may be; and (c) no representative of Banks or Agent has waived or modified any of the provisions of this Agreement or any Related Writing as of the date hereof and no such waiver, or modification following the date hereof shall be effective unless made in accordance with section 8.01 hereof.

9 DEFINITIONS -- As used in this Agreement and in the Related Writings, EXCEPT where the context clearly requires otherwise,

     Account Officer means that officer who at the time in question is
     ---------------
     designated by the Bank in question as the officer having primary responsibility for giving consideration to Borrower's requests for credit or, in that officer's absence; that officer's immediate superior or any other officer who reports directly to that superior officer;

     Accumulated Funding Deficiency shall have the meaning ascribed thereto in
     ------------------------------
     section 302(a)(2) of ERISA;

     Advantage means any payment (whether made voluntarily or involuntarily, by
     ---------
     offset of any deposit or other indebtedness or otherwise) received by a Bank in respect of the Subject Indebtedness if the payment results in that Bank's having less than its Ratable share of the Subject Indebtedness in question;

     Affiliate, when used with reference to any corporation (or other business
     ---------
     entity) (the "subject") means, a corporation (or other business entity) or person that is in control of or under the control of or under common control (by another) with the subject; the term control meaning the direct
                                                     -------
     or indirect power to direct the management or policies of the subject or the Affiliate or both (as the case may be), whether through the direct or indirect ownership of voting securities, by contract or otherwise;

     Agreement means this Agreement and includes each amendment, supplement or
     ---------
     restatement, if any, to this Agreement;

     Bank means one of the banking institutions that is a party to this
     ----
     Agreement;

     Banking Day means (a) in the case of a LIBOR Loan, a day on which banks in
     -----------
     the London interbank market deal in United States dollar deposits and on which banking institutions are generally open for domestic and international business in Cleveland and in New York City and (b) in any other case, any day other than a Saturday or a Sunday or a public holiday or other day on which banking institutions in Cleveland, Ohio are generally closed and do not conduct banking business;

     Borrower means Modern Technologies Corp.;
     --------

     Borrowing Base is defined in subsection 2C.07;
     --------------

     Borrowing Base Report means a report furnished by Borrower pursuant to
     ---------------------
     clause (d) of subsection 3A.01;

     CERCLA means the Comprehensive Environmental Response, Compensation and
     ------
     Liability Act (42 USC 9601 et seq., as amended;

     Company refers to Borrower or to a Subsidiary of Borrower, as the case may
     -------
     be and Companies refers to Borrower and its Subsidiaries;
            ---------

     Compensation includes all considerations or remuneration (including without
     ------------
     limitation, deferred compensation and disbursements to trusts), whatever the form or kind, for services rendered;

     Credit Request means a request made pursuant to subsection 2C.02;
     --------------

     Current Assets means the net book value of all such assets (after deducting
     --------------
     applicable reserves, if any, and without consideration to any reappraisal or write-up of assets) as determined in accordance with GAAP;

     Current Liabilities means all such liabilities as determined in accordance
     -------------------
     with GAAP and includes (without limitation) all accrued taxes and all principal of any Funded Indebtedness maturing within twelve months of the date of determination;

     Debt means, collectively, all liabilities (including principal, interest,
     ----
     fees, charges, expenses and any other amounts) of the party or parties in question to the Banks and Agent or any thereof, whether owing by one such party alone or with one or more others in a joint, several, or joint and several capacity, whether now owing or hereafter arising, whether owing absolutely or contingently, whether created by loan, overdraft, guaranty of payment or other contract or by quasi-contract or tort, statute or other operation of law or otherwise, whether incurred directly to the Banks and Agent of any thereof or acquired by purchase, pledge or otherwise, and whether participated to or from the Banks and Agent or any thereof in whole or in part; and in the case of Borrower includes, without limitation, the Subject Indebtedness;

     Default Under ERISA means (a) the occurrence or existence of a material
     -------------------
     Accumulated Funding Deficiency in respect of any of any of the Companies' Pension Plans, (b) any material failure by a Company to make a full and timely payment of premiums required by ERISA for insurance against any employer's liability in respect of any such plan, (c) any material breach of a fiduciary duty by a Company or any trustee in respect of any such plan or (d) the existence of any action for the forcible termination of any such plan;

     Default Under This Agreement means an event, condition or thing which
     ----------------------------
     constitutes (or which with the lapse of any applicable grace period or the giving of notice or both would constitute) an Event Of Default referred to in section 5A and which has not been appropriately waived in writing in accordance with this Agreement or corrected to Banks' full satisfaction;

     Distribution means a payment made, liability incurred or other
     ------------
     consideration (other than any stock dividend or stock split payable solely in capital stock of Borrower) given by a Company for the purchase, acquisition, redemption or retirement of any capital stock of the Company or as a dividend, return of capital or other Distribution in respect of the Company's capital stock and Distribute means to make a Distribution;
                                 ----------

     Eligible Inventory means, collectively, all of Borrower's Inventory EXCEPT
     ------------------
     the following:

          (a) any finished goods which have been returned to the companies after sale or lease thereof or which are defective, unmerchantable, or obsolete in Bank's good faith and commercially reasonable judgment,

          (b) any Inventory not located in the United States of America or in Canada, PROVIDED, that in the case of any such Inventory located in Canada, Borrower shall have taken or caused to be taken all actions from time to time requested by Bank in order to assure the attachment, enforceability, and perfection of Bank's security interest under the law of each province in which any such Inventory is located, and shall have furnished to Bank such written evidence (including, without limitation, one or more opinions of legal counsel rendered to Bank by counselors authorized to practice law in each such province), in form and substance satisfactory to Bank, that all such actions have been taken,

          (c) any Inventory which consists of work in process, spare parts or property used in packaging or shipping of Inventory and other materials (except raw materials) used or consumed in Borrower's business, or consisting of finished goods which for whatever reason do not conform to the order pursuant to which those finished goods were ordered,

          (d) any Inventory which is produced in violation of the Fair Labor Standards Act and is subject to the so-called "hot goods" provisions contained in 29 USC 215(a)(i), or which fails to comply with any standard imposed by any governmental body having authority over the disposition, manufacture, or use of that Inventory,

          (e) any Inventory covered by a negotiable warehouse receipt or other negotiable document of title issued by a bailee, warehouseman, or similar party,

          (f) any Inventory subject to any consignment, lease or other title retention contract and

          (g) any Inventory subject to any security interest or financing statement securing any indebtedness other than Borrower's Debt to Bank or subject to any non-consensual lien securing any delinquent obligation;

     Eligible Receivable means a Receivable owing to Borrower EXCEPT the
     -------------------
     following:

          (a) any Receivable (other than an installment Receivable) which remains unpaid for more than ninety (90) days after its due date or for more than ninety (90) days after the date first invoiced to the account Debtor, whichever first elapses,

          (b) any installment Receivable if any installment thereof shall not have been paid in full within ninety (90) days after its due date,

          (c) any Receivable if the account Debtor then owes other Receivables to Borrower and if more than twenty-five percent (25%), by amount, of the Receivables then owing by that Debtor are not otherwise deemed Eligible Receivables hereunder,

          (d) any Receivable the payment of which by the account Debtor is not, or does not remain, unconditional,

          (e) any Receivable if and to the extent that the account Debtor has asserted a defense or offset of any kind against the payment thereof or has returned any of the goods from the sale of which the Receivable arose,

          (f) any Receivable which according to its terms may be paid by the account Debtor by an offset of any claim of the latter against the account creditor,

          (g) any Receivable which arises other than from a sale or lease of Inventory in the ordinary course of business or other than from the rendering of services in the ordinary course of business,

          (h) any Receivable the account Debtor of which is an Affiliate or a director, officer, employee or agent of Borrower or of any Affiliate,

          (i) any Receivable the account Debtor of which is insolvent or is the Debtor in an Insolvency Action or who at the time in question is in default in any way on an existing obligation to Borrower or to the extent such Receivable is otherwise disputed or contingent in any respect,

          (j) any Receivable if the account Debtor thereon is not a resident of the United States of America or is not subject to service of legal process in the United States of America or Canada, unless payment of the Receivable is assured by an irrevocable letter of credit or credit insurance in form and substance satisfactory to Bank and issued by a financial institution that is a resident of the United States of America, is subject to service of legal process in the United States of America, and is otherwise satisfactory to Bank, or, if the account Debtor is a resident of Canada, unless Borrower shall have taken or caused to be taken all actions from time to time requested by Bank in order to assure the attachment, enforceability, and perfection of Bank's security interest under the law of each province in which the account Debtor resides, and shall have furnished to Bank such written evidence (including, without limitation, one or more opinions of legal counsel rendered to Bank by counselors authorized to practice law in each such province), in form and substance satisfactory to Bank, that all such actions have been taken,

          (k) any Receivable subject to any security interest or financing statement securing any indebtedness other than Borrower's Debt to Bank or subject to any non-consensual lien securing any delinquent obligation,

          (1) any Receivable the collection of which Bank, in the exercise of its reasonable judgment, for any other reason determines to have become impaired;

          (m) any Receivable in the event the goods giving rise thereto have not been shipped and delivered to and accepted by the account Debtor or the services giving rise thereto have not been fully performed by Borrower and accepted by the account Debtor or the Receivable otherwise does not represent a final sale;

     Eligible Unbilled Receivable means an Eligible Receivable that has not been
     ----------------------------
     invoiced to the account Debtor.

     Environmental Law means CERCLA, the Hazardous Material Transportation Act
     -----------------
     (49 USC 1801 et seq.), the Resource Conservation and Recovery Act (42 USC 6901 et seq.), the Federal Water Pollution Control Act (33 USC 1251 et seq.), the Toxic Substances Control Act (15 USC 2601 et seq.) and the Occupational Safety and Health Act (29 USC 651 et seq.), as such laws have been or hereafter may be amended, and any and all analogous present or future federal, state or local statutes and the regulations promulgated pursuant thereto;

     ERISA means the Employee Retirement Income Security Act of 1974 (P.L.
     -----
     93-406) as amended from time to time and in the event of any amendment affecting any section thereof referred to in this Agreement, that reference shall be a reference to that section as amended, supplemented, replaced or otherwise modified;

     Event Of Default is defined in section 5A;
     ----------------

     Expiration Date means the date referred to as such in subsection 2B.02,
     ---------------
     EXCEPT that in the event of any extension pursuant to subsection 2B.05, "Expiration Date" shall mean the latest date to which the Revolving Commitments shall have been so extended;

     Funded Indebtedness means indebtedness of the person or entity in question
     -------------------
     which matures or which (including each renewal or extension, if any, in whole or in part) remains unpaid for more than twelve (12) months after the date originally incurred and includes, without limitation (a) any indebtedness (regardless of its maturity) if it is renewable or refundable in whole or in part solely at the option of that person or entity (in the absence of default) to a date more than one (1) year after the date of determination, (b) any capitalized lease, (c) any Guaranty of Funded Indebtedness owing by another person or entity and (d) any long-term indebtedness secured by a security interest, mortgage or other lien encumbering any property owned or being acquired by the person or entity in question even if the full faith and credit of that person or entity is not pledged to the payment thereof; PROVIDED, that in the case of any indebtedness payable in installments or evidenced by serial notes or calling for sinking fund payments, those payments maturing within twelve
     (12) months after the date of determination shall be considered current indebtedness rather than Funded Indebtedness for the purposes of section 3B but shall be considered Funded Indebtedness for all other purposes;

     GAAP means generally accepted accounting principles applied in a manner
     ----
     consistent with those used in Borrower's Most Recent 4A.O4 Financial Statements;

     Guarantor means one who pledges his credit or property in any manner for
     ---------
     the payment or other performance of the indebtedness, contract or other obligation of another and includes (without limitation) any guarantor (whether of collection or payment), any obligor in respect of a standby letter of credit or surety bond issued for the obligor's account, any surety, any co-maker, any endorser, and anyone who agrees conditionally or otherwise to make any loan, purchase or investment in order thereby to enable another to prevent or correct a default of any kind; and Guaranty
                                                                     --------
     means the obligation of a Guarantor;

     Insider, as applied to Subordinated indebtedness, refers to Subordinated
     -------
     indebtedness which at the time in question is owing to any person who is a director or officer of a Company or who is the record and beneficial owner of ten percent (10%) or more of a Company's capital stock or who is a member of the immediate family of any such director, officer or stockholder;

     Insolvency Action means either (a) a pleading of any kind filed by the
     -----------------
     person, corporation or entity (an "insolvent") in question to seek relief from the insolvent's creditors, or filed by the insolvent's creditors or any thereof to seek relief of any kind against that insolvent, in any court or other tribunal pursuant to any law (whether federal, state or other) relating generally to the rights of creditors or the relief of debtors or both, or (b) any other action of any kind commenced by an insolvent or the insolvent's creditors or any thereof for the purpose of marshaling the insolvent's assets and liabilities for the benefit of the insolvent's creditors; and "Insolvency Action" includes (without limitation) a petition commencing a case pursuant to any chapter of the federal bankruptcy code, any application for the appointment of a receiver, trustee, liquidator or custodian for the insolvent or any substantial part of the insolvent's assets, and any assignment by an insolvent for the general benefit of the insolvent's creditors;

     Inventory means, collectively, all goods which at the time in question are
     ---------
     owned by a Company and are held for sale or lease, or furnished (or to be furnished) by a Company to another party under a contract of service or sale, or used or consumed (or to be used or consumed) in a Company's business and includes, without limitation, all raw materials, work in process, finished goods, supplies, parts and packing materials but excludes leases which are included among Receivables;

     LIBOR Contract Period is defined in subsection 2C.09;
     ---------------------

     LIBOR Loan means a Subject Loan having a Contract Period described in
     ----------
     subsection 2C.09 and bearing interest in accordance with subsection 2C.13;

     LIBOR Pre-Margin Rate means the rate per annum (rounded upwards, if
     ---------------------
     necessary, to the next higher 1/16 of 1%), as determined by Agent, which equals the average rate per annum at which deposits in United States dollars are offered for deposits of the Maturity and amount in question, at 11:00 A.M. London time (or as soon thereafter as practicable) two Banking Days prior to the first (1st) day of the Contract Period in question, to National City by prime Banking institutions in any Eurodollar market reasonably selected by National City;

     Material Contract means those contracts, instruments or other documents
     -----------------
     (other than this Agreement and the Related Writings) pertaining to a Company pursuant to which: (1) a Company has any direct or indirect obligation for borrowed money (including, without limitation, any contingent liability under any guaranty) or for the deferred portion of the purchase price of any asset or for other financing or the right to incur any such obligation; (2)a mortgage, security interest or other lien has been granted in or otherwise encumbers any property of a Company (or an agreement exists relating to any future grant or encumbrance of a mortgage, security interest or other lien on property of a Company); or (3) a Company or any of a Company's property is bound and which, if terminated, cancelled or breached, would have a material adverse effect on the financial condition, properties or business operations of the Companies taken as a whole.

     Maturity means, when used with reference to a Revolving Loan, the date
     --------
     (whether occurring by lapse of time, acceleration or otherwise) upon which that Revolving Loan is due;

     Most Recent 4A.04 Financial Statements means Borrower's most recent
     --------------------------------------
     financial statements that are referred to in subsection 4A.04;

     National City means National City Bank;
     -------------

     Net Income means net income as determined in accordance with GAAP, after
     ----------
     taxes and after extraordinary items, but without giving effect to any gain resulting from any reappraisal or write-up of any asset;

     Pension Plan means a defined benefit plan (as defined in section 3(35) of
     ------------
     ERISA) of a Company and includes, without limitation, any such plan that is a multi-employer plan (as defined in section 3(37) of ERISA) applicable to any of the Companies' employees;

     Prime Loan means a Revolving Loan maturing in a manner described in the
     ----------
     first sentence of Subsection 2C.10 and bearing interest in accordance with subsection 2C.12.

     Prime Rate means the fluctuating rate of interest which is publicly
     ----------
     announced from time to time by National City at its principal place of business as being its "Prime Rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder, it being agreed that the Prime Rate is not necessarily the lowest rate of interest then available from National City on fluctuating rate loans;

     Ratable and Ratably mean in the proportion that the Subject Loan is divided
     -------     -------
     among the Banks as set forth in section 2;

     Receivable means a claim for money due or to become due, whether classified
     ----------
     as an account, instrument, chattel paper, general intangible, incorporeal hereditament or otherwise, and any proceeds of the foregoing and any right, title and interest in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit and all rights of an unpaid seller thereof,

     Related Writing means any note, mortgage, security agreement, other lien
     ---------------
     instrument, financial statement, audit report, notice, legal opinion, Credit Request, officer's certificate or other writing of any kind which is delivered to Banks and Agent or any thereof and which is relevant in any manner to this Agreement or any other Related Writing and includes, without limitation, the Subject Notes and the other writings referred to in sections 3A and 4A;

     Reportable Event has the meaning ascribed thereto by ERISA other than any
     ----------------
     event as to which the requirement of notification has been waived by regulation;

     Revolving Commitment means the commitment of a Bank to extend credit to
     --------------------
     Borrower pursuant to sections 2B and 2C of this Agreement and upon the terms, subject to the conditions and in accordance with the other provisions of this Agreement;

     Revolving Loan means a loan obtained by Borrower pursuant to subsections 2B
     --------------
     and 2C of this Agreement and evidenced by a Revolving Note;

     Revolving Note means a note executed and delivered by Borrower and being in
     --------------
     the form and substance of Exhibit C with the blanks appropriately filled;
                               ---------

     Series means a borrowing obtained by Borrower from the Banks pursuant to
     ------
     this Agreement and divided Ratably among the Banks and includes, without limitation, a borrowing the proceeds of which represent new money to Borrower and a borrowing the proceeds of which are applied to other Subject Loans at the stated Maturity thereof;

     Subject Indebtedness means, collectively, the principal of and interest on
     --------------------
     the Subject Loans and all fees and other liabilities, if any, incurred by Borrower to Banks and Agent or any thereof pursuant to this Agreement or any Related Writing;

     Subject Loan means a loan obtained by Borrower pursuant to this Agreement;
     ------------

     Subject Note means a note executed and delivered by Borrower and being in
     ------------
     the form and substance of Exhibit B or C with the blanks appropriately
                               --------------
     filled;

     Subordinated, as applied to any liability of Borrower, means a liability
     ------------
     which at the time in question is subordinated (by written instrument in form and substance satisfactory to Banks) first in favor of the prior payment in full of the Subject Indebtedness and then, subject to the prior payment in full of the Subject Indebtedness, in favor of the prior payment in full of all of Borrower's other Debt, if any, to the Banks and Agent or any thereof;

     Subsidiary means a corporation or other business entity if shares
     ----------
     constituting a majority of its outstanding capital stock (or other form of ownership) or constituting a majority of the voting power in any election of directors (or shares constituting both majorities) are (or upon the exercise of any outstanding warrants, options or other rights would be) owned directly or indirectly at the time in question by the corporation in question or another "Subsidiary" of that corporation or any combination of the foregoing;

     Supplemental Schedule means the schedule incorporated into this Agreement
     ---------------------
     as Exhibit A;
        ---------

     Tangible Net Worth means the excess (as determined in accordance with GAAP)
     ------------------
     of the net book value (after deducting all applicable valuation reserves and without any consideration to any re-appraisal or write-up of assets) of the Companies' combined tangible assets (i.e., all assets other than intangibles such as patents, costs of businesses over net assets acquired, good will and treasury shares) over the Companies' combined Total Liabilities;

     Term Loan means a loan obtained by Borrower pursuant to section 2A of this
     ---------
     Agreement;

     Term Note means a note executed and delivered by Borrower and being in the
     ---------
     form and substance of Exhibit B with the blanks appropriately filled;
                           ---------

     Total Liabilities means the aggregate (without duplication) of all
     -----------------
     liabilities of the Companies in question and includes, without limitation,
     (a) any indebtedness which is secured by any mortgage, security interest or other lien on any of its property even if the full faith and credit of it is not pledged to the payment thereof, (b) any indebtedness for borrowed money or Funded Indebtedness if a Company is a Guarantor thereof and (c) any Subordinated indebtedness; PROVIDED, that there shall be excluded any liability under a reimbursement agreement relating to a letter of credit issued to finance the importation or exportation of goods;

     the foregoing definitions shall be applicable to the respective plurals of the foregoing defined terms.

10. EXECUTION -- This Agreement may be executed in one or more counterparts, each counterpart to be executed by Borrower, by Agent and by one or more or all of the Banks. Each such executed counterpart shall be deemed to be an executed original for all purposes but all such counterparts taken together shall constitute but one agreement, which agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

Address:                                            MODERN TECHNOLOGIES CORP.


--------------------                                By: /s/ Rajesh Soin
                                                        ------------------------
--------------------                                Printed Name: Rajesh Soin
                                                    Title: CEO
Telecopy:
          ----------


Address:                                            NATIONAL CITY BANK


--------------------                                By: /s/ NEAL J. HINKER
                                                        ------------------------
--------------------                                Printed Name: NEAL J. HINKER
                                                    Title: S.V.P
Telecopy:
         -----------


Address:                                            NATIONAL CITY BANK, as Agent


--------------------                                By: /s/ NEAL J. HINKER
                                                        ------------------------
--------------------                                Printed Name: NEAL J. HINKER
                                                    Title: S.V.P
Telecopy:
         -----------


Address:                                            THE PROVIDENT BANK


--------------------                                By: /s/ DAVID C. MELIN
                                                        ------------------------
--------------------                                Printed Name: DAVID C. MELIN
Telecopy:                                           Title:  Vice President
         ----------

                              SUPPLEMENTAL SCHEDULE

There is no item which Borrower must disclose in this Supplemental Schedule in order to be in full compliance with subsections 3D.01, 3D.02, 3D.03 and 3D.04, nor is there any addition or exception to the representations and warranties in section 4B.

                                    EXHIBIT A
                                    ---------

                                    TERM NOTE
                                    ---------

$2,500,000                        Dayton, Ohio                         , 2001
                                                          -------------

FOR VALUE RECEIVED, the undersigned, MODERN TECHNOLOGIES CORP. ("Borrower"), promises to pay to the order of NATIONAL CITY BANK at the office of National City Bank ("National City") in Dayton, Ohio, the principal sum of

             TWO MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS

in sixteen (16) consecutive quarter-annual installments of principal commencing
         , 2001, and to pay interest on the unpaid principal balance, in
---------
accordance with the Credit Agreement as defined below.

This note is issued pursuant to a certain Credit Agreement made as of
            , 2001 between and among the undersigned, the payee and certain
------------
other banks and National City Bank as agent, which Credit Agreement contains provisions for the acceleration of the maturity of this note upon the happening of certain events and for certain rights of the undersigned to prepay this note. Terms used but not defined herein shall have the meaning ascribed thereto in the aforementioned Credit Agreement.

Address:                                            MODERN TECHNOLOGIES CORP.


--------------------                                By:
                                                        ------------------------
--------------------                                Printed Name:
                                                                  --------------
Telecopy:                                           Title:
         -----------                                       ---------------------

                                    EXHIBIT B
                                    ---------

                     LOAN DISBURSEMENT/PAYMENT AUTHORIZATION

                                NATIONAL CITY(R)

Customer Name Modern Technologies Corp.     Dept. or Office Corp. Banking

Face Amount of Note $                       Date
                     ------------------          -------------------------------

DISBURSEMENT:

The undersigned, on behalf of the customer, being duly authorized, jointly and severally authorize and direct National City (the "Bank") to disburse the proceeds of the above described note in the following manner.

[ ]  Issue Cashier's Check Payable To The Order Of:          Check Number

                                                                                  $
   --------------------------------------------------   -----------------------    ---------------

                                                                                  $
   --------------------------------------------------   -----------------------    ---------------

[X]  Credit National City Account Shown Below:               Account Number

     Modern Technologies Corp.                                  338264            $
                                                                                   ---------------

                                                                                  $
   --------------------------------------------------   -----------------------    ---------------

[ ]  Pay Existing Note(s) Shown Below:

                                                                                  $
   --------------------------------------------------   -----------------------    ---------------

                                                                                  $
   --------------------------------------------------   -----------------------    ---------------

[ ]  Other (Wire Transfer, Inter-Department Transfer)

                                                                                  $
   --------------------------------------------------   -----------------------    ---------------

                                                                                  $
   --------------------------------------------------   -----------------------    ---------------

                                                        TOTAL DISBURSED (Today)   $
                                                                                   ---------------

Additional Advances, if any, may be disbursed to any account with Bank in the name of the customer upon request of the undersigned, not to exceed total Approval/note.

PAYMENTS:

The undersigned hereby authorize Bank to accept, rely upon and act upon such direction as it may receive, by telephone, on behalf of or purported to be on behalf of the Customer including, without limitation, the transfer of funds between any of the following accounts held at Bank and/or the making of loan payments from any such account or accounts with respect to any indebtedness owed by Customer to Bank:

     Account Number:
                     ---------------------------     ---------------------------

                     ---------------------------     ---------------------------

The customer hereby assumes and accepts any and all risk of loss which may be incurred in connection with, or with respect to the transfer of funds and/or payment of loans by Bank based on telephone authorization with respect to the above-named accounts and/or loans hereby and holds Bank harmless from and against such loss, cost or expense incurred by Customer with respect to any taken by Bank as contemplated by this Authorization.

AUTHORIZED SIGNATURES


/s/ Illegible
--------------------------------------   ---------------------------------------
Borrower's Signature                     Borrower's Signature

--------------------------------------   ---------------------------------------

BUSINESS PURPOSE STATEMENT

Loan is to individual(s) proprietorship and it for business purpose, borrower(s) signature(s) required stating loan purpose (use non truth in lending note form).

LOAN IS FOR BUSINESS PURPOSES


--------------------------------------   ---------------------------------------
Borrower's Signature              Date   Borrower's Signature               Date

                                    TERM NOTE
                                    ---------

$2,500,000                        Dayton, Ohio                            , 2001
                                                              ------------

FOR VALUE RECEIVED, the undersigned, MODERN TECHNOLOGIES CORP. ("Borrower"), promises to pay to the order of NATIONAL CITY BANK at the office of National City Bank ("National City") in Dayton, Ohio, the principal sum of

             TWO MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS

in sixteen (16) consecutive quarter-annual installments of principal commencing January 2, 2002, and to pay interest on the unpaid principal balance, in accordance with the Credit Agreement as defined below.

This note is issued pursuant to a certain Credit Agreement made as of
                , 2001 between and among the undersigned, the payee and certain
----------------
other banks and National City Bank as agent, which Credit Agreement contains provisions for the acceleration of the maturity of this note upon the happening of certain events and for certain rights of the undersigned to prepay this note. Terms used but not defined herein shall have the meaning ascribed thereto in the aforementioned Credit Agreement.

Address:                                        MODERN TECHNOLOGIES CORP.


--------------------------                      By: /s/ Rajesh Soin
                                                    ----------------------------
--------------------------                      Printed Name: Rajesh Soin
                                                Title: CEO
Telecopy
         -----------------

                                    TERM NOTE
                                    ---------

$2,500,000                        Dayton, Ohio                            , 2001
                                                              ------------

FOR VALUE RECEIVED, the undersigned, MODERN TECHNOLOGIES CORPORATION ("Borrower"), promises to pay to the order of THE PROVIDENT BANK at the office of National City Bank ("National City") in Dayton, Ohio, the principal sum of

             TWO MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS

in sixteen (16) consecutive quarter-annual installments of principal commencing January 2, 2002, and to pay interest on the unpaid principal balance, in accordance with the Credit Agreement as defined below.

This note is issued pursuant to a certain Credit Agreement made as of
               , 2001 between and among the undersigned, the payee and certain
---------------
other banks and National City Bank as agent, which Credit Agreement contains provisions for the acceleration of the maturity of this note upon the happening of certain events and for certain rights of the undersigned to prepay this note. Terms used but not defined herein shall have the meaning ascribed thereto in the aforementioned Credit Agreement.

Address:                                        MODERN TECHNOLOGIES CORP.


--------------------------                      By: /s/ Rajesh Soin
                                                    ----------------------------
--------------------------                      Printed Name: Rajesh Soin
                                                Title: CEO
Telecopy
         -----------------

                                 REVOLVING NOTE
                                 --------------

$7,500,000                        Dayton, Ohio                            , 2001
                                                              ------------

FOR VALUE RECEIVED, the undersigned, MODERN TECHNOLOGIES CORP. ("Borrower"), an Ohio corporation, promises to pay to the order of NATIONAL CITY BANK at the office of National City Bank ("National City") in Dayton, Ohio, the principal sum of

            SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS

(or, if less, the aggregate unpaid principal balance from time to time shown on the reverse side hereof or entered in a loan account on payee's books and records, or both), together with interest computed thereon in accordance with the Credit Agreement referred to below, which principal and interest is payable in accordance with the provisions in the Credit Agreement.

This note is issued pursuant to a certain Credit Agreement (the "Credit
Agreement") made as of             , 2001 between and among the payee, Borrower
                       ------------
and National City (for itself and as agent of the banks therein). The Credit Agreement establishes "Revolving Commitments" (one by each Bank) aggregating up to fifteen million and 00/100ths Dollars ($15,000,000) pursuant to which Borrower may obtain Revolving Loans from Banks upon the terms and conditions specified therein. The Credit Agreement contains definitions applicable to this note, provisions governing the making of loans, the acceleration of the maturity thereof, rights of prepayment and other provisions applicable to this note. Each endorsement, if any, on the reverse side of this note (or any allonge thereto) shall be prima facie evidence of the data so endorsed.

Address:                                        MODERN TECHNOLOGIES CORP.


--------------------------                      By: /s/ Rajesh Soin
                                                    ----------------------------
--------------------------                      Printed Name: Rajesh Soin
                                                Title: CEO
Telecopy
         -----------------

                                 REVOLVING NOTE
                                 --------------

$7,500,000                        Dayton, Ohio                            , 2001
                                                              ------------

FOR VALUE RECEIVED, the undersigned, MODERN TECHNOLOGIES CORP. ("Borrower"), an Ohio corporation, promises to pay to the order of THE PROVIDENT BANK at the office of National City Bank ("National City") in Dayton, Ohio, the principal sum of

            SEVEN MILLION FIVE HUNDRED THOUSAND AND 00/100THS DOLLARS

(or, if less, the aggregate unpaid principal balance from time to time shown on the reverse side hereof or entered in a loan account on payee's books and records, or both), together with interest computed thereon in accordance with the Credit Agreement referred to below, which principal and interest is payable in accordance with the provisions in the Credit Agreement.

This note is issued pursuant to a certain Credit Agreement (the "Credit
Agreement") made as of            , 2001 between and among the payee, Borrower
                      ------------
and National City (for itself and as agent of the banks therein). The Credit Agreement establishes "Revolving Commitments" (one by each Bank) aggregating up to fifteen million and 00/100ths Dollars ($15,000,000) pursuant to which Borrower may obtain Revolving Loans from Banks upon the terms and conditions specified therein. The Credit Agreement contains definitions applicable to this note, provisions governing the making of loans, the acceleration of the maturity thereof, rights of prepayment and other provisions applicable to this note. Each endorsement, if any, on the reverse side of this note (or any allonge thereto) shall be prima facie evidence of the data so endorsed.

Address:                                        MODERN TECHNOLOGIES CORP.


--------------------------                      By: /s/ Rajesh Soin
                                                    ----------------------------
--------------------------                      Printed Name: Rajesh Soin
                                                Title: CEO
Telecopy
         -----------------

                                   EXHIBIT C
                                   ---------